MAY 1, 2006





                                   PROSPECTUS




                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)








================================================================================

                                Money Market VIP
                        (formerly Money Market Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                  Your Investment in the Portfolio

3  Money Market VIP                      11  Buying and Selling Shares

7  Other Policies and Risks              12  How the Portfolio Calculates
                                             Share Price
7  The Investment Advisor
                                         12  Distributions

                                         12  Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

Money Market VIP

(formerly Money Market Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the investment advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the advisor.

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

The Main Risks of Investing in the Portfolio There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year THE ORIGINAL DOCUMENT CONTAINS A

BAR CHART HERE

BAR CHART DATA:

    5.09        5.25       5.29       4.99        6.21       3.88       1.49        0.82       0.90       2.72
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.15%, Q2 2004

2006 Total Return as of March 31: 0.97%

Average Annual Total Returns (%) as of 12/31/2005

                 1 Year                     5 Years               10 Years
--------------------------------------------------------------------------------
                  2.72                       1.96                  3.65
--------------------------------------------------------------------------------

7-day effective yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.37%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1)                                 0.60
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses necessary to limit total operating expenses to 0.68%, excluding certain expense such as extraordinary expenses, taxes brokerage, interest and organizational and offering costs.

Based on the costs above, this example helps you compare the expenses of the portfolio to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example              1 Year         3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
                       $61            $192           $335             $750
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned or lost, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Money Market VIP

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income             .027     .009     .008      .015     .038
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.027)   (.009)   (.008)    (.015)   (.038)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                     2.72      .90      .82      1.49     3.88
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              53       55       70       101      139
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .60      .53      .48       .43     .46^a
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .60      .53      .48       .43     .45^a
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   2.68      .89      .83      1.49     3.77
--------------------------------------------------------------------------------

^a The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.

The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. ("DeAM or the "advisor"), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                              Fee Paid
--------------------------------------------------------------------------------
Money Market VIP                             0.370%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market VIP receives investable funds.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares
The insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price
To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

The share price or net asset value per share is normally $1.00, calculated using amortized cost value (the method used by most money market funds).

Distributions

The portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC
222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS A SHARES







================================================================================

                                  DWS Bond VIP
                            (formerly Bond Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Bond VIP                          15  Buying and Selling Shares

11  Other Policies and Risks              17  How the Portfolio Calculates
                                              Share Price
11  The Investment Advisor
                                          17  Distributions
12  Portfolio Subadvisor
                                          17  Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Bond VIP

(formerly Bond Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investments in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. For this portfolio, we refer to both as part of the investment advisor.

The asset allocation team meets to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the investment advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The investment advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The investment advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may have exposure of up to 10% of total assets in foreign currencies measured by the market value of non-US dollar holdings netted with the market value of currency forward contracts. Currency forward contracts are permitted for both hedging and non-hedging purposes.

In addition, the portfolio is permitted, but not required, to use other various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use these derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.82        9.10       6.57       -0.95      10.56       5.75       7.66        5.06       5.38       2.60

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.98%, Q4 2000                    Worst Quarter -2.47%, Q1 1996

2006 Total Return as of March 31: -0.43%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year             5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            2.60               5.28                5.41
--------------------------------------------------------------------------------
Index                           2.43               5.87                6.16
--------------------------------------------------------------------------------

Index: Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                             0.68
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Bond VIP to 0.71%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Bond VIP to 0.58%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
Class A Shares                $69          $218          $379          $847
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the core bond and active fixed income portion of the portfolio:


Gary W. Bartlett, CFA          J. Christopher Gagnier     Timothy C. Vile, CFA
Head of US Fixed Income        Head of Core Plus          Senior portfolio
and senior portfolio           Fixed Income product       manager for Core Fixed
manager specializing in        and senior portfolio       Income and Global
taxable municipal,             manager for corporate      Aggregate Fixed Income:
utility and government         and commercial             Philadelphia.
fixed income investments:      mortgages:                   o   Joined Aberdeen
Philadelphia.                  Philadelphia.                    Asset Management
  o   Joined Aberdeen Asset     o   Joined Aberdeen             Inc. in 2005 and
      Management Inc. in            Asset Management            the portfolio in
      2005 and the                  Inc. in 2005 and            2002.
      portfolio in 2002.            the portfolio in        o   Formerly, Managing
  o   Formerly, Managing            2002.                       Director of
      Director of Deutsche      o   Formerly, Managing          Deutsche Asset
      Asset Management;             Director of                 Management; joined
      joined Deutsche Asset         Deutsche Asset              Deutsche Asset
      Management in 1992            Management; joined          Management in 1991
      after nine years of           Deutsche Asset              as member of Core
      experience as an              Management in 1997          Fixed Income;
      analyst and fixed             after 17 years of           seconded to the
      income portfolio              experience in               London office from
      manager at PNC                fixed income                January 1999 to
      Financial and credit          investments                 June 2002 to design
      analyst at First              at PaineWebber and          and develop the
      Pennsylvania Bank.            Continental Bank.           firm's European
  o   BA from Bucknell          o   BS from Wharton             Credit and Global
      University; MBA from          School of                   Aggregate
      Drexel University.            Business; MBA from          capabilities;
                                    University of               before joining
Warren S. Davis, III                Chicago.                    Deutsche Asset
Senior portfolio manager                                        Management, he had
for mortgage- and              Daniel R. Taylor, CFA            six years of
asset-backed fixed income      Senior portfolio                 experience that
investments: Philadelphia.     manager for                      included portfolio
  o   Joined Aberdeen Asset    asset-backed and                 manager for fixed
      Management Inc. in       commercial mortgage              income portfolios
      2005 and the             fixed income                     at Equitable
      portfolio in 2002.       investments:                     Capital Management.
  o   Formerly, Managing       Philadelphia.                o   BS from Susquehanna
      Director of Deutsche      o   Joined Aberdeen             University.
      Asset Management;             Asset Management
      joined Deutsche Asset         Inc. in 2005 and      William T. Lissenden
      Management in 1995            the portfolio in      Portfolio manager for
      after nine years of           2002.                 Core Fixed Income:
      experience as a           o   Formerly, Managing    Philadelphia.
      trader, analyst and           Director of             o   Joined Aberdeen
      developer                     Deutsche Asset              Asset Management
      of analytical and             Management; joined          Inc. in 2005 and
      risk management               Deutsche Asset              the portfolio in
      systems                       Management in 1998          2004.
      for PaineWebber and           after six years of      o   Formerly, Director
      Merrill Lynch.                experience as               of Deutsche Asset
  o   BS from Pennsylvania          fixed income                Management; joined
      State University; MBA         portfolio manager           Deutsche Asset
      from                          and senior credit           Management in 2002
      Drexel University.            analyst for                 after 31 years of
                                    CoreStates                  experience,
Thomas J. Flaherty                  Investment                  including fixed
Senior portfolio manager            Advisors.                   income strategist
for corporate and taxable       o   BS from Villanova           and director of
municipal fixed income              University.                 research at Conseco
investments: Philadelphia.                                      Capital Management,
  o   Joined Aberdeen Asset                                     director of fixed
      Management Inc. in                                        income research and
      2005 and the                                              product management
      portfolio in 2002.                                        at Prudential
  o   Formerly, Managing                                        Securities and
      Director of Deutsche                                      national sales
      Asset Management;                                         manager for fixed
      joined Deutsche Asset                                     income securities
      Management in 1995                                        at Prudential
      after 10 years of                                         Securities.
      fixed income                                          o   BS from St. Peter's
      experience, including                                     College; MBA from
      vice president for US                                     Baruch College.
      taxable fixed income
      securities at
      Prudential Securities.
  o   BA from SUNY Stony Brook.

                                       8

The following portfolio managers of the subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:


Brett Diment                                Nik Hart                         Ian Winship
Head of Emerging Markets                    Head of European                 Head of Global Interest
and Co-Manager of the                       Investment Grade and             Rates and Co-Manager of
portfolio. Co-Manager of the                the portfolio.                   the portfolio
  o   Joined Aberdeen Asset                   o   Joined Aberdeen             o   Joined Aberdeen Asset
      Management in 2005                          Asset Management                Asset Management in
      and the portfolio in                        and the portfolio               2005 and the
      2002.                                       in 2005.                        portfolio in 2004.
  o   Formerly, Managing                      o   Formerly, Managing          o   Formerly, Director
      Director of Deutsche                        Director of                     of Deutsche Asset
      Asset Management,                           Deutsche Asset                  Management; joined
      joined Deutsche Asset                       Management; joined              Deutsche Asset
      Management 1991. Head                       Deutsche Asset                  Management in 1999
      of Emerging Markets.                        Management in 1992.             as a member of the
  o   BSc from London                         o   Head of European                fixed income team.
      School of Economics.                        Investment Grade,           o   Previously had nine
                                                  analyst                         years of experience
Annette Fraser                                    specializing in                 as a fixed income
Client Portfolio Manager                          investing credit                portfolio manager
and Co-Manager of the                             and managing                    at Scottish
portfolio.                                        sterling                        Amicable Investment
  o   Joined Aberdeen Asset                       portfolios.                     Managers, Murray
      Management and the                      o   Joined the fund in              Johnstone, and Hill
      portfolio in 2005.                          2002.                           Samuel Asset
  o   Formerly, Managing                                                          Managers.
      Director of Deutsche                  Stephen Ilott                     o   BA from University
      Asset Management;                     Head of Fixed Income                  of Strathclyde.
      joined Deutsche Asset                 and Co-Manager of the
      Management in 1990.                   portfolio.                       Matthew Cobon
  o   Portfolio Manager in                    o   Joined Aberdeen            Head of Currency and
      the fixed income team                       Asset Management           Co-Manager of the
      for 10 years                                in 2005 as head of         portfolio.
      specializing in the                         the fixed income            o   Joined Aberdeen
      global fixed income                         business globally.              Asset Management
      product.                                o   Joined the                      and the portfolio
  o   MA from St. Andrews                         portfolio in 2004.              in 2005.
      University.                             o   Formerly, Managing          o   Formerly, Director
                                                  Director of                     of Deutsche Asset
Anthony Fletcher                                  Deutsche Asset                  Management; joined
Client Portfolio Manager                          Management; joined              Deutsche Asset
and Co-Manager of the                             Deutsche Asset                  Management in 2001
portfolio.                                        Management in 1998.             as a member of the
  o   Joined Aberdeen Asset                   o   Prior to 1998,                  fixed income
      Management and the                          managed global                  currency desk.
      portfolio in 2005.                          fixed income and            o   Previously had five
  o   Formerly, Managing                          currency portfolios             years of experience
      Director of Deutsche                        on behalf of central            at Citibank
      Asset Management;                           banks, corporations and         advising global
      joined Deutsche Asset                       pension funds at                fixed income and
      Management in 1996 as                       Robert Fleming &                currency fund
      a portfolio manager                         Company from 1986               managers on the
      covering global and                         to 1997.                        active management
      UK fixed income                                                             of their currency
      products.                                                                   exposure.
  o   Over 19 years                                                           o   BA from Warwick
      investment industry                                                         University.
      experience, including
      serving as the Head
      of global fixed
      income at the Saudi
      American Bank and as
      a fund manager for
      the Industrial Bank
      of Japan.
  o   BSc Geology from
      University of London.


The high yield portion of the portfolio is managed by the advisor. The following portfolio manager handles the day-to-day management of the high yield portion of the portfolio:


Andrew P. Cestone
Managing Director of
Deutsche Asset Management
and Co-Lead Portfolio
Manager of the portfolio.
  o   Joined Deutsche Asset
      Management in 1998
      and the portfolio in
      2002.
  o   Prior to that,
      Investment Analyst,
      Phoenix Investment
      Partners, from 1997
      to 1998.
  o   Prior to that, Credit officer,
      asset  based lending group,
      Fleet bank, from
      1995 to 1997.
  o   BA, University of
      Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Bond VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 7.13    $ 7.04   $ 6.98    $ 6.89   $ 6.78
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income^b            .29      .29      .26       .34      .38
--------------------------------------------------------------------------------
   Net realized and unrealized      (.10)      .08      .09       .17     .00^c
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .19      .37      .35       .51      .38
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.26)    (.28)    (.29)     (.42)    (.27)
--------------------------------------------------------------------------------
   Net realized gain on             (.07)        --        --         --
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.33)    (.28)    (.29)     (.42)    (.27)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 6.99    $ 7.13   $ 7.04    $ 6.98   $ 6.89
--------------------------------------------------------------------------------
Total Return (%)                     2.60     5.38     5.06      7.66     5.75
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             209      177      176       165      182
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .68      .60      .58       .55     .58^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .68      .60      .58       .55     .57^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   4.11     4.18     3.78      5.03     5.47
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         187^e    223^e     242^e     262^e     169^e
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

^b   Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .57% and .57%, respectively.

e The portfolio turnover rate including mortgage dollar roll transactions was 197%, 245%, 286%, 276% and 193% for the years ended December 31, 2005,
     December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisor makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.


Portfolio Name                               Fee Paid
--------------------------------------------------------------------------------
DWS Bond VIP                                 0.475%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement, and subadvisory agreement (see "Shareholder reports" on the back cover).

Portfolio Subadvisor

Subadvisor for DWS Bond VIP

Subadvisor. Pursuant to an investment subadvisory agreement between DeIM and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as the subadvisor for the portfolio. As the subadvisor, AAMI, under the supervision of the Board of Trustees and DeIM, makes the portfolio's investment decisions, buys and sells securities for the portfolio, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. DeIM continues to manage the high yield portion of the portfolio.

AAMI is paid for its services by DeIM from its fee as investment advisor to the portfolio.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's headquarters are located at 1735 Market Street, Philadelphia, PA 19103.

Sub-subadvisor. Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DeIM and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges for the portion of the portfolio advised by AAMISL. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DeIM to AAMI.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified and terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             -------------------------------------------- =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. It also has detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS A SHARES







================================================================================

                             DWS Growth & Income VIP

                     (formerly Growth and Income Portfolio)





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Growth & Income VIP               12  Buying and Selling Shares

 8  Other Policies and Risks              14  How the Portfolio Calculates
                                              Share Price
 8  The Investment Advisor
                                          14  Distributions

                                          14  Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Growth & Income VIP

(formerly Growth and Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

The portfolio seeks to bring together the top US equity research recommendations of the advisor into a single investment portfolio. In managing the portfolio, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   22.17       30.47       7.18       5.80       -2.10      -11.30     -23.13      26.74      10.16       6.07

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -16.73%, Q3 2002

2006 Total Return as of March 31: 2.98%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year           5 Years          10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           6.07              0.20             5.98
--------------------------------------------------------------------------------
Index                          4.91              0.54             9.07
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for the period ended 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.56
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement*                                 0.02
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                     0.54
--------------------------------------------------------------------------------

* Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Growth & Income VIP to 0.54%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year       3 Years        5 Years            10 Years
--------------------------------------------------------------------------------
Class A Shares         $55          $175           $309               $698
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Theresa Gusman                            Sal Bruno                                Gregory Y. Sivin, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset               Director of Deutsche Asset Management
Management and Lead Portfolio             Management and Portfolio Manager         and Portfolio Manager of the
Manager of the portfolio.                 of the portfolio.                        portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management     o   Joined Deutsche Asset Management
      in 1995 and the portfolio in 2005.        in 1991 and the portfolio in 2005.       in 2000 and the portfolio in 2005.
  o   Head of Americas Large Cap Core       o   Portfolio Manager for Americas       o   Portfolio Manager for Americas
      Equity Team and Global Commodities        Large Cap Core Equity: New York.         Large Cap Core Equity: New York.
      Team: New York.                       o   BS, Cornell University; MBA,         o   BS, State University of New York
  o   Over 22 years of investment               New York University, Stern School        -- Stony Brook.
      industry experience.                      of Business.
  o   BA, State University of New York --
      Stony Brook.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth & Income VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.29    $ 8.50   $ 6.77    $ 8.90   $10.38
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .10      .12      .07       .07      .09
--------------------------------------------------------------------------------
   Net realized and unrealized        .45      .74     1.74    (2.12)   (1.23)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .55      .86     1.81    (2.05)   (1.14)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.12)    (.07)    (.08)     (.08)    (.12)
--------------------------------------------------------------------------------
   Net realized gain on               --        --        --         --    (.22)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.12)    (.07)    (.08)     (.08)    (.34)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 9.72    $ 9.29   $ 8.50    $ 6.77   $ 8.90
--------------------------------------------------------------------------------
Total Return (%)                    6.07^c   10.16    26.74    (23.13)  (11.30)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             294      172      161       135      185
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .57      .56      .59       .57     .57^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .54      .56      .59       .57     .56^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment              1.10     1.37      .91       .92      .94
income (loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           115       33       37        66       67
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.

^c   Total return would have been less had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.


Portfolio Name                             Fee Paid
--------------------------------------------------------------------------------
DWS Growth & Income VIP*                     0.450%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified and terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. It also has detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.



DWS Scudder Distributors, Inc.               SEC
222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)



                                 CLASS A SHARES







================================================================================


                             DWS Capital Growth VIP
                       (formerly Capital Growth Portfolio)





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                      Your Investment in the Portfolio

3  DWS Capital Growth VIP                    12  Buying and Selling Shares

8  Other Policies and Risks                  14  How the Portfolio Calculates
                                                 Share Price
8  The Investment Advisor
                                             14  Distributions

                                             14  Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Capital Growth VIP

(formerly Capital Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500(C) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000(R) Growth Index (as of February 28, 2006, the S&P 500 Index and the Russell 1000(R) Growth Index had median market capitalizations of $11.57 billion and $5.44 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions or potential to become leaders within their markets. The managers also analyze each company's valuation, financial position and other factors.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   20.13       35.76      23.23       35.23      -9.90      -19.36     -29.18      26.89       7.99       8.96

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2006 Total Return as of March 31: 3.02%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year                5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio - Class A             8.96                 -3.14           7.64
--------------------------------------------------------------------------------
Index 1                         4.91                  0.54           9.07
--------------------------------------------------------------------------------
Index 2                         5.26                 -3.58           6.73
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Total returns for the period ended 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.49
--------------------------------------------------------------------------------

* Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Capital Growth VIP to 0.49%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years           5 Years       10 Years
--------------------------------------------------------------------------------
Class A Shares             $50           $157               $274        $616
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                  Jack A. Zehner                           Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset Management    Director of Deutsche Asset Management
Management and Lead Portfolio             and Portfolio Manager of the             and Portfolio Manager of
Manager of the portfolio.                 portfolio.                               the portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management     o   Joined Deutsche Asset Management
      and the portfolio in 2002.                and the portfolio in 2002.               and the portfolio in 2002.
  o   Head of Large Cap Growth Portfolio    o   Previous experience includes         o   Previous experience includes
      Selection Team.                           eight years' investment industry         15 years' investment industry
  o   Previous experience includes 18           experience at Mason Street               experience, most recently as
      years' investment industry                Advisors where he served most            Director -- Common Stock at Mason
      experience at Mason Street                recently as Director -- Common            Street Advisors.
      Advisors, most recently serving as        Stock.                               o   BBA, University of Wisconsin --
      Managing Director and team leader     o   BBA, University of Wisconsin --           Madison; MBA, University of
      for the large cap investment team.        Madison; MBA, Marquette                  Chicago.
  o   BBA, MBA, University of Wisconsin         University.
      -- Madison.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Capital Growth VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $15.67    $14.59   $11.54    $16.36   $23.07
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .10      .14      .08       .05      .05
--------------------------------------------------------------------------------
   Net realized and unrealized       1.29     1.02     3.03    (4.82)   (4.21)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.39     1.16     3.11    (4.77)   (4.16)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.16)    (.08)    (.06)     (.05)    (.08)
--------------------------------------------------------------------------------
   Net realized gain on               --        --        --         --   (2.47)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.16)    (.08)    (.06)     (.05)   (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period    $16.90    $15.67   $14.59    $11.54   $16.36
--------------------------------------------------------------------------------
Total Return (%)                   8.96^c     7.99    26.89    (29.18)  (19.36)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           1,031      698      705       558      866
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .50      .50      .51       .51     .52^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .49      .50      .51       .51     .50^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income        .61      .98      .61       .38      .27
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            17       15       13        25       33
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, respectively.

^c   Total return would have been less had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS DWS DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
DWS Capital Growth VIP*                                      0.454%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified and terminated at any time.

Important information about buying and selling shares
o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

VIPThe portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. It also has detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC
222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)

                                 CLASS A SHARES







================================================================================

                          DWS Global Opportunities VIP
                      (formerly Global Discovery Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                    Your Investment in the Portfolio

 3  DWS Global Opportunities VIP           14  Buying and Selling Shares

10  Other Policies and Risks               16  How the Portfolio Calculates
                                               Share Price
10  The Investment Advisor
                                           16  Distributions

                                           16  Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Global Opportunities VIP

(formerly Global Discovery Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2005, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization level.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that they believe are likely to benefit from social, political and economic changes.

The managers may focus on the securities of particular issuers, industries, countries or regions at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its exposure to a given country.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

o  growth stocks may be out of favor for certain periods

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               12.38      16.44       65.88      -5.29      -24.59     -19.89      49.09      23.35       18.19
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2006 Total Return as of March 31: 11.87%

Average Annual Total Returns (%) as of 12/31/2005

                        1 Year                 5 Years          Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A    18.19                    5.60               11.44
--------------------------------------------------------------------------------
Index                   15.43                   11.39                9.48
--------------------------------------------------------------------------------

Index: S&P/Citigroup World Equity Extended Market Index, is an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

Total returns from inception through 1998 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.98%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                             1.17
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Opportunities VIP to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Opportunities VIP to 1.097%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example              1 Year         3 Years       5 Years         10 Years
--------------------------------------------------------------------------------
Class A Shares        $119           $372           $644           $1,420
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Joseph Axtell, CFA                          Terrence S. Gray, CFA
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset
Management and                              Management and Portfolio Manager of
Lead Portfolio Manager of the portfolio.    the portfolio.
  o   Joined Deutsche Asset Management        o   Joined Deutsche Asset
      in 2001 and the portfolio in 2002.          Management in 1993
  o   Senior analyst at Merrill Lynch             and the portfolio in 2003.
      Investment Managers for the             o   Over 13 years of investment
      international equity portion                industry experience.
      of a global balanced                    o   Head of global portfolio
      portfolio (1996-2001).                      selection team for Pacific
  o   Director, International Research at         Basin Equity: New York.
      PCM  International (1989-1996).         o   BS, Boston College.
  o   Associate manager, structured debt
      and equity group at Prudential Capital
      Corporation (1988-1989).
  o   Analyst at Prudential-Bache Capital
      Funding in London (1987-1988).
  o Equity analyst in the healthcare sector at Prudential Equity Management
      Associates (1985-1987).
  o BS, University of Minnesota -- Carlson School of Management.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Opportunities VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.77    $10.38   $ 6.97    $ 8.70   $11.76
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .04      .01       .02    (.00)^b   (.00)^b
--------------------------------------------------------------------------------
   Net realized and unrealized       2.27     2.41     3.40    (1.73)   (2.87)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             2.31     2.42     3.42    (1.73)   (2.87)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.08)    (.03)    (.01)      --        --
--------------------------------------------------------------------------------
   Net realized gain on               --      --       --        --    (.19)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.08)    (.03)    (.01)         --    (.19)
--------------------------------------------------------------------------------
Net asset value, end of period    $15.00    $12.77   $10.38    $ 6.97   $ 8.70
--------------------------------------------------------------------------------
Total Return (%)                    18.19    23.35    49.09    (19.89)  (24.59)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             285      232      183       121      150
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     1.17     1.18     1.18      1.19    1.23^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      1.17     1.18     1.18      1.19    1.22^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income        .32      .09      .28     (.03)     .00^d
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            30       24       41        47       56
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Amount is less than $.005.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, respectively.

^d   Amount is less than .005%.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                               Fee Paid
--------------------------------------------------------------------------------
DWS Global Opportunities VIP                 0.975%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement, (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified and terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. It also has detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.



DWS Scudder Distributors, Inc.               SEC
222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                  MAY 1, 2006





                                   PROSPECTUS




                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS A SHARES







================================================================================

                              DWS International VIP
                       (formerly International Portfolio)





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS International VIP                 12  Buying and Selling Shares

 8  Other Policies and Risks              14  How the Portfolio Calculates
                                              Share Price
 8  The Investment Advisor
                                          14  Distributions

                                          14  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS International VIP

(formerly International Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses the following analytical discipline:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   14.78        9.07      18.49       54.51      -21.70     -30.86     -18.37      27.75      16.53       16.17

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -18.80%, Q3 2002

2006 Total Return as of March 31: 10.69%

Average Annual Total Returns (%) as of 12/31/2005

                       1 Year                5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A    16.17                -0.48                    5.77
--------------------------------------------------------------------------------
Index                   13.54                 4.55                    5.84
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------

Management Fee                                                     0.86%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                             1.02
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS International VIP to 1.37%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS International VIP to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year       3 Years       5 Years            10 Years
--------------------------------------------------------------------------------
Class A Shares        $104          $325           $563              $1,248
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


Matthias Knerr, CFA
Director, Deutsche Asset Management and Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o   Portfolio manager for EAFE Equities and Global
      Equities.
  o   BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.50    $ 8.26   $ 6.52    $ 8.05   $14.26
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .15      .09      .09       .05      .06
--------------------------------------------------------------------------------
   Net realized and unrealized       1.36     1.26     1.70    (1.52)   (3.97)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.51     1.35     1.79    (1.47)   (3.91)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.16)    (.11)    (.05)     (.06)    (.05)
--------------------------------------------------------------------------------
   Net realized gain on              --        --      --        --     (2.25)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.16)    (.11)    (.05)     (.06)   (2.30)
--------------------------------------------------------------------------------
Net asset value, end of period    $10.85    $ 9.50   $ 8.26    $ 6.52   $ 8.05
--------------------------------------------------------------------------------
Total Return (%)                    16.17    16.53    27.75    (18.37)  (30.86)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             558      533      485       412      513
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     1.02     1.04     1.05      1.03    1.01^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      1.02     1.04     1.05      1.03    1.00^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       1.59     1.05     1.32       .73      .64
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            59       73      119       123      105
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, respectively.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.


Portfolio Name                              Fee Paid
--------------------------------------------------------------------------------
DWS International VIP                        0.858%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified and terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. It also has detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                   MAY 1, 2006





                                   PROSPECTUS




                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS A SHARES







================================================================================

                               DWS Health Care VIP
                      (formerly Health Sciences Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolio Works                   Your Investment in the Portfolio

 3  DWS Health Care VIP                   13  Buying and Selling Shares

 9  Other Policies and Risks              15  How the Portfolio Calculates
                                              Share Price
 9  The Investment Advisor
                                          15  Distributions

                                          15  Taxes




How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Health Care VIP

(formerly Health Sciences Portfolio)

The Portfolio's Main Investment Strategy

Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform -- in this case, health care stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Concentration Risk. The fact that the portfolio concentrates its investments in the industries of the health care sector increases stock market risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      -23.10      33.70       9.59       8.50

--------------------------------------------------------------------------------
                                       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.08%, Q2 2003                   Worst Quarter: -15.62%, Q2 2002

2006 Total Return as of March 31: 3.53%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year                        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A             8.50                                5.82
--------------------------------------------------------------------------------
Index 1                          4.91                                1.70
--------------------------------------------------------------------------------
Index 2                         12.12                                3.75
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

* Inception: May 1, 2001. Index comparisons begin April 30, 2001.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                    0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses                                                    0.13
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                            0.88
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Health Care VIP to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Health Care VIP to 1.135%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year         3 Years         5 Years            10 Years
--------------------------------------------------------------------------------
Class A Shares         $90           $281             $488                $1,084
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


James Fenger                              Leefin Lai, CFA, CPA                    Thomas Bucher, CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset     Managing Director of Deutsche Asset
Management and Lead Portfolio Manager     Management and Portfolio Manager of     Management and Consult
of the portfolio.                         the portfolio.                          portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management    o  Joined Deutsche Asset Management in 1995 and
      in 1983 and the portfolio in 2001.        in 2001 and the portfolio in           the portf previously serving as analyst for
  o   Over 22 years of investment               2001, previously serving as            European Chemical, Oil, Steel and
      industry experience.                      an analyst for Salomon Smith           Engineering sectors and analyst/portfolio
  o   BA, MBA, University of Wisconsin.         Barney and Paine Webber and as         manager for Eastern European equity, after
                                                Vice President/analyst for             one year of experience as a trainee for
                                                Citigroup Global Asset                 Deutsche Bank.
                                                Management and Scudder Kemper       o  Head of global equity research team for
                                                Investments.                           health care sector and portfolio manager for
                                            o   Over 14 years of investment            European Equity: Frankfurt.
                                                industry experience.                o  MA, University of Tuegingen, Germany.
                                            o   BS, MBA, University of Illinois.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, by whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Health Care VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.00    $10.95   $ 8.19    $10.65   $10.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b   (.02)    (.03)    (.02)     (.03)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized       1.04     1.08     2.78    (2.43)      .67
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.02     1.05     2.76    (2.46)      .65
   operations
--------------------------------------------------------------------------------
Net asset value, end of period    $13.02    $12.00   $10.95    $ 8.19   $10.65
--------------------------------------------------------------------------------
Total Return (%)                     8.50     9.59    33.70    (23.10)  6.50^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             109      109      101        69       56
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .88      .88      .87       .91    1.40*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .88      .88      .87       .91     .95*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      (.18)    (.29)    (.24)     (.38)   (.25)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            43       77       64        53      34*
--------------------------------------------------------------------------------

^a For the period May 1, 2001 (commencement of operations of Class A shares) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.


Portfolio Name                              Fee Paid
--------------------------------------------------------------------------------
DWS Health Care VIP                          0.750%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified and terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. It also has detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                   MAY 1, 2006






                                   PROSPECTUS



                                 CLASS A SHARES




==============================================================================================

DWS VARIABLE SERIES I                             DWS INVESTMENTS VIT FUNDS
(formerly Scudder Variable Series I)              (formerly Scudder Investments VIT Funds)

DWS Growth & Income VIP                           DWS Equity 500 Index VIP
(formerly Growth and Income Portfolio)            (formerly Scudder VIT Equity 500 Index Fund)

DWS Capital Growth VIP
(formerly Capital Growth Portfolio)

DWS Global Opportunities VIP
(formerly Global Discovery Portfolio)

DWS International VIP
(formerly International Portfolio)

DWS Health Care VIP
(formerly Health Sciences Portfolio)

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



How the Portfolios Work                    Your Investment in the Portfolios

  3   DWS Growth & Income VIP              41   Buying and Selling Shares

  8   DWS Capital Growth VIP               42   How the Portfolios Calculate
                                                Share Price
 13   DWS Global Opportunities VIP
                                           43   Distributions
 20   DWS International VIP
                                           43   Taxes
 25   DWS Health Care VIP

 31   DWS Equity 500 Index VIP

 37   Other Policies and Risks

 37   The Investment Advisor

 38   Portfolio Subadvisor





How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Growth & Income VIP

(formerly Growth and Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

The portfolio seeks to bring together the top US equity research recommendations of the advisor into a single investment portfolio. In managing the portfolio, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   22.17       30.47       7.18       5.80       -2.10      -11.30     -23.13      26.74      10.16       6.07

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -16.73%, Q3 2002

2006 Total Return as of March 31: 2.98%

Average Annual Total Returns (%) as of 12/31/2005

                              1 Year           5 Years          10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           6.07              0.20             5.98
--------------------------------------------------------------------------------
Index                          4.91              0.54             9.07
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for the period ended 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.56
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement*                                 0.02
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                     0.54
--------------------------------------------------------------------------------

* Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Growth & Income VIP to 0.54%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year       3 Years        5 Years            10 Years
--------------------------------------------------------------------------------
Class A Shares         $55          $175           $309               $698
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Theresa Gusman                            Sal Bruno                                Gregory Y. Sivin, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset               Director of Deutsche Asset Management
Management and Lead Portfolio             Management and Portfolio Manager         and Portfolio Manager of the
Manager of the portfolio.                 of the portfolio.                        portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management     o   Joined Deutsche Asset Management
      in 1995 and the portfolio in 2005.        in 1991 and the portfolio in 2005.       in 2000 and the portfolio in 2005.
  o   Head of Americas Large Cap Core       o   Portfolio Manager for Americas       o   Portfolio Manager for Americas
      Equity Team and Global Commodities        Large Cap Core Equity: New York.         Large Cap Core Equity: New York.
      Team: New York.                       o   BS, Cornell University; MBA,         o   BS, State University of New York
  o   Over 22 years of investment               New York University, Stern School        -- Stony Brook.
      industry experience.                      of Business.
  o   BA, State University of New York --
      Stony Brook.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth & Income VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.29    $ 8.50   $ 6.77    $ 8.90   $10.38
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .10      .12      .07       .07      .09
--------------------------------------------------------------------------------
   Net realized and unrealized        .45      .74     1.74    (2.12)   (1.23)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .55      .86     1.81    (2.05)   (1.14)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.12)    (.07)    (.08)     (.08)    (.12)
--------------------------------------------------------------------------------
   Net realized gain on               --        --        --         --    (.22)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.12)    (.07)    (.08)     (.08)    (.34)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 9.72    $ 9.29   $ 8.50    $ 6.77   $ 8.90
--------------------------------------------------------------------------------
Total Return (%)                    6.07^c   10.16    26.74    (23.13)  (11.30)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             294      172      161       135      185
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .57      .56      .59       .57     .57^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .54      .56      .59       .57     .56^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment              1.10     1.37      .91       .92      .94
income (loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           115       33       37        66       67
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.

^c   Total return would have been less had certain expenses not been reduced.

DWS Capital Growth VIP

(formerly Capital Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500(C) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000(R) Growth Index (as of February 28, 2006, the S&P 500 Index and the Russell 1000(R) Growth Index had median market capitalizations of $11.57 billion and $5.44 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions or potential to become leaders within their markets. The managers also analyze each company's valuation, financial position and other factors.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   20.13       35.76      23.23       35.23      -9.90      -19.36     -29.18      26.89       7.99       8.96

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2006 Total Return as of March 31: 3.02%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year                5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio - Class A             8.96                 -3.14           7.64
--------------------------------------------------------------------------------
Index 1                         4.91                  0.54           9.07
--------------------------------------------------------------------------------
Index 2                         5.26                 -3.58           6.73
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Total returns for the period ended 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.49
--------------------------------------------------------------------------------

* Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Capital Growth VIP to 0.49%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years           5 Years       10 Years
--------------------------------------------------------------------------------
Class A Shares             $50           $157               $274        $616
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                  Jack A. Zehner                           Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset Management    Director of Deutsche Asset Management
Management and Lead Portfolio             and Portfolio Manager of the             and Portfolio Manager of
Manager of the portfolio.                 portfolio.                               the portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management     o   Joined Deutsche Asset Management
      and the portfolio in 2002.                and the portfolio in 2002.               and the portfolio in 2002.
  o   Head of Large Cap Growth Portfolio    o   Previous experience includes         o   Previous experience includes
      Selection Team.                           eight years' investment industry         15 years' investment industry
  o   Previous experience includes 18           experience at Mason Street               experience, most recently as
      years' investment industry                Advisors where he served most            Director -- Common Stock at Mason
      experience at Mason Street                recently as Director -- Common           Street Advisors.
      Advisors, most recently serving as        Stock.                               o   BBA, University of Wisconsin --
      Managing Director and team leader     o   BBA, University of Wisconsin --          Madison; MBA, University of
      for the large cap investment team.        Madison; MBA, Marquette                  Chicago.
  o   BBA, MBA, University of Wisconsin         University.
      -- Madison.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Capital Growth VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $15.67    $14.59   $11.54    $16.36   $23.07
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .10      .14      .08       .05      .05
--------------------------------------------------------------------------------
   Net realized and unrealized       1.29     1.02     3.03    (4.82)   (4.21)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.39     1.16     3.11    (4.77)   (4.16)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.16)    (.08)    (.06)     (.05)    (.08)
--------------------------------------------------------------------------------
   Net realized gain on               --        --        --         --   (2.47)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.16)    (.08)    (.06)     (.05)   (2.55)
--------------------------------------------------------------------------------
Net asset value, end of period    $16.90    $15.67   $14.59    $11.54   $16.36
--------------------------------------------------------------------------------
Total Return (%)                   8.96^c     7.99    26.89    (29.18)  (19.36)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           1,031      698      705       558      866
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .50      .50      .51       .51     .52^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .49      .50      .51       .51     .50^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income        .61      .98      .61       .38      .27
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            17       15       13        25       33
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, respectively.

^c   Total return would have been less had certain expenses not been reduced.

DWS Global Opportunities VIP

(formerly Global Discovery Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2005, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization level.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that they believe are likely to benefit from social, political and economic changes.

The managers may focus on the securities of particular issuers, industries, countries or regions at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its exposure to a given country.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

o  growth stocks may be out of favor for certain periods

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


               12.38      16.44       65.88      -5.29      -24.59     -19.89      49.09      23.35       18.19

-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2006 Total Return as of March 31: 11.87%

Average Annual Total Returns (%) as of 12/31/2005

                        1 Year                 5 Years          Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A    18.19                    5.60               11.44
--------------------------------------------------------------------------------
Index                   15.43                   11.39                9.48
--------------------------------------------------------------------------------

Index: S&P/Citigroup World Equity Extended Market Index, is an unmanaged small-capitalization stock universe of 22 countries.

*    Inception: May 1, 1996. Index comparison begins April 30, 1996.

Total returns from inception through 1998 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.98%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                             1.17
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Opportunities VIP to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Opportunities VIP to 1.097%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example              1 Year         3 Years       5 Years         10 Years
--------------------------------------------------------------------------------
Class A Shares        $119           $372           $644           $1,420
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Joseph Axtell, CFA                          Terrence S. Gray, CFA
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset
Management and                              Management and Portfolio Manager of
Lead Portfolio Manager of the portfolio.    the portfolio.
  o   Joined Deutsche Asset Management        o   Joined Deutsche Asset
      in 2001 and the portfolio in 2002.          Management in 1993
  o   Senior analyst at Merrill Lynch             and the portfolio in 2003.
      Investment Managers for the             o   Over 13 years of investment
      international equity portion                industry experience.
      of a global balanced                    o   Head of global portfolio
      portfolio (1996-2001).                      selection team for Pacific
  o   Director, International Research at         Basin Equity: New York.
      PCM  International (1989-1996).         o   BS, Boston College.
  o   Associate manager, structured debt
      and equity group at Prudential Capital
      Corporation (1988-1989).
  o   Analyst at Prudential-Bache Capital
      Funding in London (1987-1988).
  o Equity analyst in the healthcare sector at Prudential Equity Management
      Associates (1985-1987).
  o BS, University of Minnesota -- Carlson School of Management.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Opportunities VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.77    $10.38   $ 6.97    $ 8.70   $11.76
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a    .04      .01       .02    (.00)^b   (.00)^b
--------------------------------------------------------------------------------
   Net realized and unrealized       2.27     2.41     3.40    (1.73)   (2.87)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             2.31     2.42     3.42    (1.73)   (2.87)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.08)    (.03)    (.01)      --        --
--------------------------------------------------------------------------------
   Net realized gain on               --      --       --        --    (.19)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.08)    (.03)    (.01)         --    (.19)
--------------------------------------------------------------------------------
Net asset value, end of period    $15.00    $12.77   $10.38    $ 6.97   $ 8.70
--------------------------------------------------------------------------------
Total Return (%)                    18.19    23.35    49.09    (19.89)  (24.59)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             285      232      183       121      150
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     1.17     1.18     1.18      1.19    1.23^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      1.17     1.18     1.18      1.19    1.22^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income        .32      .09      .28     (.03)     .00^d
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            30       24       41        47       56
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Amount is less than $.005.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, respectively.

^d   Amount is less than .005%.

DWS International VIP

(formerly International Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses the following analytical discipline:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   14.78        9.07      18.49       54.51      -21.70     -30.86     -18.37      27.75      16.53       16.17

-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -18.80%, Q3 2002

2006 Total Return as of March 31: 10.69%

Average Annual Total Returns (%) as of 12/31/2005

                       1 Year                5 Years                10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A    16.17                -0.48                    5.77
--------------------------------------------------------------------------------
Index                   13.54                 4.55                    5.84
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------

Management Fee                                                     0.86%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                             1.02
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS International VIP to 1.37%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS International VIP to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year       3 Years       5 Years            10 Years
--------------------------------------------------------------------------------
Class A Shares        $104          $325           $563              $1,248
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


Matthias Knerr, CFA
Director, Deutsche Asset Management and Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o   Portfolio manager for EAFE Equities and Global
      Equities.
  o   BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.50    $ 8.26   $ 6.52    $ 8.05   $14.26
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .15      .09      .09       .05      .06
--------------------------------------------------------------------------------
   Net realized and unrealized       1.36     1.26     1.70    (1.52)   (3.97)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.51     1.35     1.79    (1.47)   (3.91)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.16)    (.11)    (.05)     (.06)    (.05)
--------------------------------------------------------------------------------
   Net realized gain on              --        --      --        --     (2.25)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.16)    (.11)    (.05)     (.06)   (2.30)
--------------------------------------------------------------------------------
Net asset value, end of period    $10.85    $ 9.50   $ 8.26    $ 6.52   $ 8.05
--------------------------------------------------------------------------------
Total Return (%)                    16.17    16.53    27.75    (18.37)  (30.86)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             558      533      485       412      513
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     1.02     1.04     1.05      1.03    1.01^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      1.02     1.04     1.05      1.03    1.00^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       1.59     1.05     1.32       .73      .64
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            59       73      119       123      105
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, respectively.

DWS Health Care VIP

(formerly Health Sciences Portfolio)

The Portfolio's Main Investment Strategy

Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform -- in this case, health care stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Concentration Risk. The fact that the portfolio concentrates its investments in the industries of the health care sector increases stock market risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      -23.10      33.70       9.59       8.50

--------------------------------------------------------------------------------
                                       2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.08%, Q2 2003                   Worst Quarter: -15.62%, Q2 2002

2006 Total Return as of March 31: 3.53%

Average Annual Total Returns (%) as of 12/31/2005

                                 1 Year                        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A             8.50                                5.82
--------------------------------------------------------------------------------
Index 1                          4.91                                1.70
--------------------------------------------------------------------------------
Index 2                         12.12                                3.75
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

* Inception: May 1, 2001. Index comparisons begin April 30, 2001.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                    0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses                                                    0.13
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                            0.88
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Health Care VIP to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Health Care VIP to 1.135%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year         3 Years         5 Years            10 Years
--------------------------------------------------------------------------------
Class A Shares         $90           $281             $488                $1,084
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


James Fenger                              Leefin Lai, CFA, CPA                    Thomas Bucher, CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset     Managing Director of Deutsche Asset
Management and Lead Portfolio Manager     Management and Portfolio Manager of     Management and Consult
of the portfolio.                         the portfolio.                          portfolio.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management    o  Joined Deutsche Asset Management in 1995 and
      in 1983 and the portfolio in 2001.        in 2001 and the portfolio in           the portf previously serving as analyst for
  o   Over 22 years of investment               2001, previously serving as            European Chemical, Oil, Steel and
      industry experience.                      an analyst for Salomon Smith           Engineering sectors and analyst/portfolio
  o   BA, MBA, University of Wisconsin.         Barney and Paine Webber and as         manager for Eastern European equity, after
                                                Vice President/analyst for             one year of experience as a trainee for
                                                Citigroup Global Asset                 Deutsche Bank.
                                                Management and Scudder Kemper       o  Head of global equity research team for
                                                Investments.                           health care sector and portfolio manager for
                                            o   Over 14 years of investment            European Equity: Frankfurt.
                                                industry experience.                o  MA, University of Tuegingen, Germany.
                                            o   BS, MBA, University of Illinois.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, by whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Health Care VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.00    $10.95   $ 8.19    $10.65   $10.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^b   (.02)    (.03)    (.02)     (.03)    (.02)
--------------------------------------------------------------------------------
   Net realized and unrealized       1.04     1.08     2.78    (2.43)      .67
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment             1.02     1.05     2.76    (2.46)      .65
   operations
--------------------------------------------------------------------------------
Net asset value, end of period    $13.02    $12.00   $10.95    $ 8.19   $10.65
--------------------------------------------------------------------------------
Total Return (%)                     8.50     9.59    33.70    (23.10)  6.50^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             109      109      101        69       56
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .88      .88      .87       .91    1.40*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .88      .88      .87       .91     .95*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      (.18)    (.29)    (.24)     (.38)   (.25)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            43       77       64        53      34*
--------------------------------------------------------------------------------

^a For the period May 1, 2001 (commencement of operations of Class A shares) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

DWS Equity 500 Index VIP

(formerly Scudder VIT Equity 500 Index Fund)

The Portfolio's Main Investment Strategy

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poors 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective. The portfolio's objective is not a fundamental policy. The portfolio must notify shareholders before we change it, but is not required to seek their approval to do so.

Index investing versus active management

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o  index portfolios generally realize low capital gains.

Strategy

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Principal investments

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

Investment process

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.

Information regarding the index

The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. fundAs with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Tracking Error Risk. fundThere are several reasons that the portfolio's performance may not exactly replicate the S&P 500 Index:

o Unlike the S&P 500 Index, the portfolio incurs administrative expenses and transaction costs in trading stocks.

o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" S&P 500 Index.

Index Fund Risk. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

Futures and Options Risk. The portfolio may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

o the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

o the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A Shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          28.71       20.39      -9.24      -12.18     -22.31      28.16      10.59       4.68

-------------------------------------------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.22%, Q4 1998             Worst Quarter: -17.24%, Q3 2002

2006 Total Return as of March 31: 4.12%

Average Annual Total Returns (%) as of 12/31/2005

                                    1 Year        5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio  -- Class A Shares         4.68           0.24              4.61
--------------------------------------------------------------------------------
Index                                4.91           0.54              5.00
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Inception: October 1, 1997. Index comparisons begin September 30, 1997.

Total returns would have been lower if operating expenses had not been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management  Fee                                             0.19%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                    None
--------------------------------------------------------------------------------
Other Expenses                                              0.15
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                     0.34
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement(1)                        0.06
--------------------------------------------------------------------------------
Net Annual Operating Expenses(1)                            0.28
--------------------------------------------------------------------------------

(1) Effective September 19, 2005, the advisor contractually agreed to waive its fees and/or reimburse expenses of the portfolio, to the extent necessary to limit all expenses to 0.28% for Class A shares until April 30, 2009.

Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example               1 Year          3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class A Shares         $29             $103          $185            $425
--------------------------------------------------------------------------------


The Portfolio Manager

Chad M. Rakvin, CFA, is a Vice President at Northern Trust Investments, NA ("NTI"). Chad is a Team Leader -- Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

The table below is designed to help you understand the portfolio's financial performance in recent years. The figures in the first part of the table are for a single Class A share of the portfolio. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Equity 500 Index VIP -- Class A

Years Ended December 31,             2005     2004      2003     2002      2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.73    $11.64   $ 9.20    $11.98   $13.77
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
   Net investment income (loss)^a     .21       .21      .15       .14      .09
--------------------------------------------------------------------------------
   Net realized and unrealized        .37      1.01     2.41    (2.81)   (1.77)
   gain (loss) on investment
   transactions
--------------------------------------------------------------------------------
   Total from investment              .58      1.22     2.56    (2.67)   (1.68)
   operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (.20)     (.13)    (.12)     (.11)    (.10)
--------------------------------------------------------------------------------
   Net realized gain on              --        --       --         --     (.01)
   investment transactions
--------------------------------------------------------------------------------
   Total distributions              (.20)     (.13)    (.12)     (.11)    (.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $13.11    $12.73   $11.64    $ 9.20   $11.98
--------------------------------------------------------------------------------
Total Return (%)                 4.68    10.59^b   28.16^b   (22.31)^b (12.18)^b
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           1,102       790      627       395      466
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense      .27       .28      .30       .32      .31
reductions and/or recoupments (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense       .27       .29      .30       .30      .30
reductions and/or recoupments (%)
--------------------------------------------------------------------------------
Ratio of net investment income       1.62      1.76     1.50      1.33     1.06
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            15         1        1       10        2^c
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c   Portfolio turnover excludes the impact of redemption in kind.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that any portfolio will achieve its objective.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. ("DeAM or the "advisor"), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each DWS Variable Series I portfolio. DeAM is the investment advisor for the DWS Investments VIT Funds portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                              Fee Paid
--------------------------------------------------------------------------------
DWS Growth & Income VIP*                     0.450%
--------------------------------------------------------------------------------
DWS Capital Growth VIP*                      0.454%
--------------------------------------------------------------------------------
DWS Global Opportunities VIP                 0.975%
--------------------------------------------------------------------------------
DWS International VIP                        0.858%
--------------------------------------------------------------------------------
DWS Health Care VIP                          0.750%
--------------------------------------------------------------------------------
DWS Equity 500 Index VIP                     0.190%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement, and as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).


Portfolio Subadvisor

Subadvisor for DWS Equity 500 Index VIP

Northern Trust Investments, N.A. ("NTI"), the investment advisor for the portfolio, is located at 50 South LaSalle Street, Chicago, IL 60675. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

       DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

       Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
       (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

Each portfolio, except DWS Equity 500 Index VIP, offers two classes of shares. The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio's policies as described in this prospectus and approved by the Board.

The portfolios' policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o for portfolios that invest some portion in foreign securities only -- each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified and terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce each portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                    This page
                                  intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
DWS Investments VIT Funds                    811-07507
--------------------------------------------------------------------------------

                                   MAY 1, 2006






                                   PROSPECTUS





                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)
                                 CLASS B SHARES







-------------------------------------------------------------------------------

                                 DWS Bond VIP
                          (formerly Bond Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

-------------------------------------------------------------------------------

Table of Contents



   How the Portfolio Works                   Your Investment in the Portfolio

     3  DWS Bond VIP                          15  Buying and Selling Shares

    11  Other Policies and Risks              17  How the Portfolio Calculates
                                                  Share Price
    11  The Investment Advisor
                                              17  Distributions
    12  Portfolio Subadvisor
                                              17  Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Bond VIP

(formerly Bond Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investments in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. For this portfolio, we refer to both as part of the investment advisor.

The asset allocation team meets to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the investment advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The investment advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The investment advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may have exposure of up to 10% of total assets in foreign currencies measured by the market value of non-US dollar holdings netted with the market value of currency forward contracts. Currency forward contracts are permitted for both hedging and non-hedging purposes.

In addition, the portfolio is permitted, but not required, to use various other types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use these derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 2005. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.56        8.82       6.30       -1.19      10.28       5.48       7.41        4.81       5.13       2.35
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 3.92%, Q4 2000                 Worst Quarter: -2.54%, Q1 1996

2006 Total Return as of March 31: -0.43%

Average Annual Total Returns (%) as of 12/31/2005

                               1 Year             5 Years          10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            2.35               5.01              5.14
--------------------------------------------------------------------------------
Index                           2.43               5.87              6.16
--------------------------------------------------------------------------------

Index: Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses                                                     0.31
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1), (2)                            1.04
--------------------------------------------------------------------------------

 (1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS Bond VIP to 1.10%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Bond VIP to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class B Shares               $106          $331           $574         $1,271
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the core bond and active fixed income portion of the portfolio:

Gary W. Bartlett, CFA        J. Christopher Gagnier    Timothy C. Vile, CFA
Head of US Fixed Income      Head of Core Plus         Senior portfolio
and senior portfolio         Fixed Income product      manager for Core Fixed
manager specializing in      and senior portfolio      Income
taxable municipal,           manager for corporate     and Global Aggregate
utility and government       and commercial            Fixed Income:
fixed income investments:    mortgages:                Philadelphia.
Philadelphia.                Philadelphia.              o Joined Aberdeen
 o Joined Aberdeen Asset      o Joined Aberdeen           Asset Management
   Management Inc. in           Asset Management          Inc. in 2005 and
   2005 and the                 Inc. in 2005 and          the portfolio in
   portfolio in 2002.           the portfolio in          2002.
 o Formerly, Managing           2002.                   o Formerly, Managing
   Director of Deutsche       o Formerly, Managing        Director of
   Asset Management;            Director of               Deutsche Asset
   joined Deutsche Asset        Deutsche Asset            Management; joined
   Management in 1992           Management; joined        Deutsche Asset
   after nine years of          Deutsche Asset            Management in 1991
   experience as an             Management in 1997        as member of Core
   analyst and fixed            after 17 years of         Fixed Income;
   income                       experience in             seconded to the
   portfolio manager at         fixed income              London office from
   PNC Financial and            investments               January 1999 to
   credit analyst               at PaineWebber and        June 2002 to design
   at First Pennsylvania        Continental Bank.         and develop the
   Bank.                      o BS from Wharton           firm's European
 o BA from Bucknell             School of                 Credit and Global
   University; MBA from         Business; MBA from        Aggregate
   Drexel University.           University of             capabilities;
                                Chicago.                  before joining
Warren S. Davis, III                                      Deutsche Asset
Senior portfolio manager     Daniel R. Taylor, CFA        Management, he had
for mortgage- and            Senior portfolio             six years of
asset-backed fixed income    manager for                  experience that
investments: Philadelphia.   asset-backed and             included portfolio
 o Joined Aberdeen Asset     commercial mortgage          manager for fixed
   Management Inc. in        fixed income                 income portfolios
   2005 and the              investments:                 at Equitable
   portfolio in 2002.        Philadelphia.                Capital Management.
 o Formerly, Managing         o Joined Aberdeen         o BS from Susquehanna
   Director of Deutsche         Asset Management          University.
   Asset Management;            Inc. in 2005 and
   joined Deutsche Asset        the portfolio in       William T. Lissenden
   Management in 1995           2002.                  Portfolio manager for
   after nine years of        o Formerly, Managing     Core Fixed Income:
   experience as a              Director of            Philadelphia.
   trader, analyst and          Deutsche Asset          o Joined Aberdeen
   developer of analytical      Management; joined        Asset Management
   and risk management          Deutsche Asset            Inc. in 2005 and
   systems                      Management in 1998        the portfolio in
   for PaineWebber and          after six years of        2004.
   Merrill Lynch.               experience as           o Formerly, Director
 o BS from Pennsylvania         fixed income              of Deutsche Asset
   State University; MBA        portfolio                 Management; joined
   from                         manager and senior        Deutsche Asset
   Drexel University.           credit analyst for        Management in 2002
                                CoreStates                after 31 years of
Thomas J. Flaherty              Investment                experience,
Senior portfolio manager        Advisors.                 including fixed
for corporate and taxable     o BS from Villanova         income strategist
municipal fixed income          University.               and director of
investments: Philadelphia.                                research at Conseco
 o Joined Aberdeen Asset                                  Capital Management,
   Management Inc. in                                     director of fixed
   2005 and the                                           income research and
   portfolio in 2002.                                     product management
 o Formerly, Managing                                     at Prudential
   Director of Deutsche                                   Securities and
   Asset Management;                                      national sales
   joined Deutsche Asset                                  manager for fixed
   Management in 1995                                     income securities
   after 10 years of                                      at Prudential
   fixed income                                           Securities.
   experience, including                                o BS from St. Peter's
   vice president for US                                  College; MBA from
   taxable fixed income                                   Baruch College.
   securities at
   Prudential Securities.
 o BA from SUNY Stony Brook.

The following portfolio managers of the subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Brett Diment                 Nik Hart                  Ian Winship
Head of Emerging Markets     Head of European          Head of Global Interest
and Co-Manager of the        Investment Grade and      Rates and Co-Manager of
portfolio.                   Co-Manager of the         the portfolio.
 o Joined Aberdeen Asset     portfolio.                 o Joined Aberdeen
   Management in 2005         o Joined Aberdeen           Asset Management in
   and the portfolio in         Asset Management          2005 and the
   2002.                        and the portfolio         portfolio in 2004.
 o Formerly, Managing           in 2005.                o Formerly, Director
   Director of Deutsche       o Formerly, Managing        of Deutsche Asset
   Asset Management,            Director of               Management; joined
   joined Deutsche Asset        Deutsche Asset            Deutsche Asset
   Management 1991. Head        Management; joined        Management in 1999
   of Emerging Markets.         Deutsche Asset            as a member of the
 o BSc from London              Management in 1992.       fixed income team.
   School of Economics.       o Head of European        o Previously had nine
                                Investment Grade,         years of experience
Annette Fraser                  analyst                   as a fixed income
Client Portfolio Manager        specializing in           portfolio manager
and Co-Manager of the           investing credit          at Scottish
portfolio.                      and managing              Amicable Investment
 o Joined Aberdeen Asset        sterling                  Managers, Murray
   Management and the           portfolios.               Johnstone, and Hill
   portfolio in 2005.         o Joined the fund in        Samuel Asset
 o Formerly, Managing           2002.                     Managers.
   Director of Deutsche                                 o BA from University
   Asset Management;         Stephen Ilott                of Strathclyde.
   joined Deutsche Asset     Head of Fixed Income
   Management in 1990.       and Co-Manager of the     Matthew Cobon
 o Portfolio Manager in      portfolio.                Head of Currency and
   the fixed income team      o Joined Aberdeen        Co-Manager of the
   for 10 years                 Asset Management       portfolio.
   specializing in the          in 2005 as head of      o Joined Aberdeen
   global fixed income          the fixed income          Asset Management
   product.                     business globally.        and the portfolio
 o MA from St. Andrews        o Joined the                in 2005.
   University.                  portfolio in 2004.      o Formerly, Director
                              o Formerly, Managing        of Deutsche Asset
Anthony Fletcher                Director of               Management; joined
Client Portfolio Manager        Deutsche Asset            Deutsche Asset
and Co-Manager of the           Management; joined        Management in 2001
portfolio.                      Deutsche Asset            as a member of the
 o Joined Aberdeen Asset        Management in 1998.       fixed income
   Management and the         o Prior to 1998,            currency desk.
   portfolio in 2005.           managed global          o Previously had five
 o Formerly, Managing           fixed income and          years of experience
   Director of Deutsche         currency                  at Citibank
   Asset Management;            portfolios on             advising global
   joined Deutsche Asset        behalf of central         fixed income and
   Management in 1996 as        banks,                    currency fund
   a portfolio manager          corporations and          managers on the
   covering global and          pension funds at          active management
   UK fixed income              Robert Fleming &          of their currency
   products.                    Company from 1986         exposure.
 o Over 19 years                to 1997.                o BA from Warwick
   investment industry                                    University.
   experience, including
   serving as the Head
   of global fixed
   income at the Saudi
   American Bank and as
   a fund manager for
   the Industrial Bank
   of Japan.
 o BSc Geology from
   University of London.


The high yield portion of the portfolio is managed by the advisor. The following portfolio manager handles the day-to-day management of the high yield portion of the portfolio:

Andrew P. Cestone
Managing Director of
Deutsche Asset Management
and Co-Lead Portfolio
Manager of the portfolio.
 o Joined Deutsche Asset
   Management in 1998
   and the portfolio in
   2002.
 o Prior to that,
   Investment Analyst,
   Phoenix Investment
   Partners, from 1997
   to 1998.
 o Prior to that, Credit
   officer, asset based
   lending group, Fleet
   bank, from 1995 to
   1997.
 o BA, University of
   Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Bond VIP -- Class B

                                                                         2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 6.88
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income^b                                                .18
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions    (.09)
--------------------------------------------------------------------------------
   Total from investment operations                                       .09
--------------------------------------------------------------------------------
Net asset value, end of period                                         $ 6.97
--------------------------------------------------------------------------------
Total Return (%)                                                         1.31**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .5
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.04*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       3.86*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               187^c
--------------------------------------------------------------------------------

^a For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

^b    Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 197% for the year ended December 31, 2005.

*     Annualized

**    Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisor makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.


Portfolio Name                             Fee Paid
--------------------------------------------------------------------------------
DWS Bond VIP                                0.475%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement and subadvisory agreement (see "Shareholder reports" on the back cover).


Portfolio Subadvisor

Subadvisor for DWS Bond VIP

Subadvisor. Pursuant to an investment subadvisory agreement between DeIM and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as the subadvisor for the portfolio. As the subadvisor, AAMI, under the supervision of the Board of Trustees and DeIM, makes the portfolio's investment decisions, buys and sells securities for the portfolio, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. DeIM continues to manage the high yield portion of the portfolio.

AAMI is paid for its services by DeIM from its fee as investment advisor to the portfolio.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's headquarters are located at 1735 Market Street, Philadelphia, PA 19103.

Sub-subadvisor. Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DeIM and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges for the portion of the portfolio advised by AAMISL. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DeIM to AAMI.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------    = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Class B Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the fund's distributor.

DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of the portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I, on behalf of the portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolio attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

(05/01/06) 1b-bond

                                   MAY 1, 2006






                                   PROSPECTUS






                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                             DWS Growth & Income VIP
                     (formerly Growth and Income Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Growth & Income VIP      12   Buying and Selling Shares

  8   Other Policies and Risks     14   How the Portfolio Calculates Share Price

  8   The Investment Advisor       14   Distributions

                                   14   Taxes


How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Growth & Income VIP

(formerly Growth and Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

The portfolio seeks to bring together the top US equity research recommendations of the advisor into a single investment portfolio. In managing the portfolio, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   21.86       30.15       6.95       5.48       -2.33      -11.56     -23.40      26.55       9.78       5.73
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997                Worst Quarter: -16.88%, Q3 2002

2006 Total Return as of March 31:  2.89%


Average Annual Total Returns (%) as of 12/31/2005

                                    1 Year           5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B                 5.73             -0.10             5.69
--------------------------------------------------------------------------------
Index                                4.91              0.54             9.07
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for the period ended 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    0.25
--------------------------------------------------------------------------------
Other Expenses                                                      0.24
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.96
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement*                                  0.07
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                      0.89
--------------------------------------------------------------------------------

* Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Growth & Income VIP to 0.89%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B Shares              $91            $292          $517           $1,165
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Theresa Gusman                            Sal Bruno                                Gregory Y. Sivin, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset Management    Director of Deutsche Asset Management
Management and Lead Portfolio Manager     and Portfolio Manager of the             and Portfolio Manager of the
of the portfolio.                         portfolio.                               portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
   in 1995 and the portfolio in 2005.        in 1991 and the portfolio in 2005.       in 2000 and the portfolio in 2005.
 o Head of Americas Large Cap Core         o Portfolio Manager for Americas         o Portfolio Manager for Americas
   Equity Team and Global Commodities        Large Cap Core Equity: New York.         Large Cap Core Equity: New York.
   Team: New York.                         o BS, Cornell University; MBA,           o Head of the equity portfolio
 o Over 22 years of investment               New York University, Stern School        analytics team for active equity:
   industry experience.                      of Business.                             New York.
 o BA, State University of New York --                                              o BS, State University of New York
   Stony Brook.                                                                       -- Stony Brook.












The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth & Income VIP-- Class B

Years Ended December 31,                                                      2005     2004     2003      2002     2001
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 9.25   $ 8.47   $ 6.75    $ 8.87   $10.35
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:                                      .07      .09      .05       .05      .06
   Net investment income (loss)^a
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions          .45      .73     1.73     (2.12)   (1.23)
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                            .52      .82     1.78     (2.07)   (1.17)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                      (.09)    (.04)    (.06)     (.05)    (.09)
   Net investment income
---------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                                 --       --       --        --     (.22)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                        (.09)    (.04)    (.06)     (.05)    (.31)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 9.68   $ 9.25   $ 8.47    $ 6.75   $ 8.87
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                              5.73^c   9.78    26.55    (23.40)  (11.56)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          47       33       18         7       10
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .95      .89      .85       .82      .82^b
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .89      .89      .85       .82      .81^b
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                      .75     1.04      .65       .67      .69
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    115       33       37        66       67
---------------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

^c    Total return would have been less had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                             Fee Paid
--------------------------------------------------------------------------------
DWS Growth & Income VIP*                    0.450%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information
If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Class B Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the fund's distributor.

DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of the portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I, on behalf of the portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolio attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

(05/01/06) 1b-groinc

                                   MAY 1, 2006






                                   PROSPECTUS






                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                             DWS Capital Growth VIP
                       (formerly Capital Growth Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.
Table of Contents

                             ONE GLOBAL FORCE. ONE FOCUS. YOU.[DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------


How the Portfolio Works           Your Investment in the Portfolio

  3   DWS Capital Growth VIP       12   Buying and Selling Shares

  8   Other Policies and Risks     14   How the Portfolio Calculates Share Price

  8   The Investment Advisor       14   Distributions

                                   14   Taxes


How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Capital Growth VIP

(formerly Capital Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500(C) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000(R) Growth Index (as of February 28, 2006, the S&P 500 Index and the Russell 1000(R) Growth Index had median market capitalizations of $11.57 billion and $5.44 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these Indexes.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions or potential to become leaders within their markets. The managers also analyze each company's valuation, financial position and other factors.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   19.83       35.45      22.94       34.88      -10.13     -19.64     -29.37      26.51       7.56       8.51
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 25.75%, Q4 1998                Worst Quarter: -20.09%, Q3 2001

2006 Total Return as of March 31:  2.91%



Average Annual Total Returns (%) as of 12/31/2005

                               1 Year         5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            8.51           -3.47              7.32
--------------------------------------------------------------------------------
Index 1                         4.91            0.54              9.07
--------------------------------------------------------------------------------
Index 2                         5.26          --3.58              6.73
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Total returns for the period ended 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses                                                         0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.89
--------------------------------------------------------------------------------
Less Expense Waiver/ Reimbursements*                                   0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                         0.86
--------------------------------------------------------------------------------

* Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Capital Growth VIP to 0.86%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year       3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B Shares            $88          $278          $487           $1,090
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA                  Jack A. Zehner                           Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset Management    Director of Deutsche Asset Management
Management and Lead Portfolio Manager     and Portfolio Manager of the             and Portfolio Manager of
of the portfolio.                         portfolio.                               the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
   and the portfolio in 2002.                and the portfolio in 2002.               and the portfolio in 2002.
 o Head of Large Cap Growth Portfolio      o Previous experience includes           o Previous experience includes
   Selection Team.                           eight years' investment industry         15 years' investment industry
 o Previous experience includes 18           experience at Mason Street               experience, most recently as
   years' investment industry                Advisors where he served most            Director -- Common Stock at Mason
   experience at Mason Street                recently as Director -- Common           Street Advisors.
   Advisors, most recently serving as        Stock.                                 o BBA, University of Wisconsin --
   Managing Director and team leader       o BBA, University of Wisconsin --          Madison; MBA, University of
   for the large cap investment team.        Madison; MBA, Marquette                  Chicago.
 o BBA, MBA, University of Wisconsin         University.
   -- Madison.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Capital Growth VIP -- Class B

Years Ended December 31,                                                      2005     2004     2003      2002     2001
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $15.59   $14.52   $11.49    $16.29   $23.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^a                                              .04      .09      .03       .02      .00^b
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions         1.28     1.01     3.02     (4.81)   (4.21)
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                           1.32     1.10     3.05     (4.79)   (4.21)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                      (.10)    (.03)    (.02)     (.01)    (.03)
---------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                                 --       --       --        --    (2.47)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                        (.10)    (.03)    (.02)     (.01)   (2.50)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $16.81   $15.59   $14.52    $11.49   $16.29
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                              8.51^d   7.56    26.51    (29.37)  (19.64)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          73       23       15       .89      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                .89      .88      .87       .76      .77^c
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                 .86      .88      .87       .76      .75^c
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                      .24      .60      .25       .13      .02
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     17       15       13        25       33
---------------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Amount is less than $.005.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.

^d    Total return would have been less had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.


Portfolio Name                             Fee Paid
--------------------------------------------------------------------------------
DWS Capital Growth VIP*                     0.454%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

VIPThe portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Class B Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the fund's distributor.

DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the portfolio VIPpays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of the portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I, on behalf of the portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolio attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov















                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                   MAY 1, 2006







                                   PROSPECTUS






                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                          DWS Global Opportunities VIP
                      (formerly Global Discovery Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                             ONE GLOBAL FORCE. ONE FOCUS. YOU.[DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works             Your Investment in the Portfolio

 3  DWS Global Opportunities VIP    13  Buying and Selling Shares

10  Other Policies and Risks        16  How the Portfolio Calculates Share Price

10  The Investment Advisor          16  Distributions

                                    16  Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Global Opportunities VIP

(formerly Global Discovery Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2005, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization level.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that they believe are likely to benefit from social, political and economic changes.

The managers may focus on the securities of particular issuers, industries, countries or regions at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its exposure to a given country.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

o  growth stocks may be out of favor for certain periods

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               12.10      16.18       65.63      -5.42      -24.96     -20.07      48.77      23.12       18.06
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 40.87%, Q4 1999                Worst Quarter: -21.44%, Q3 2001

2006 Total Return as of March 31: 11.86%



Average Annual Total Returns (%) as of 12/31/2005

                                1 Year         5 Years        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            18.06           5.34               11.18
--------------------------------------------------------------------------------
Index                           15.43           11.39              9.48
--------------------------------------------------------------------------------

Index: S&P/Citigroup World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries.

*    Portfolio inception: May 1, 1996. Index comparison begins
     April 30, 1996.

Total returns from inception through 1998 and for the fiscal periods ended 2004 and 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.98%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses                                                            0.31
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                                    1.54
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS Global Opportunities VIP to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Global Opportunities VIP to 1.497%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years         5 Years       10 Years
--------------------------------------------------------------------------------
Class B Shares           $157           $486           $839          $1,835
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA                                             Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Lead        Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.                            Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 2001 and the             o Joined Deutsche Asset Management in 1993 and the
   portfolio in 2002.                                             portfolio in 2003.
 o Senior analyst at Merrill Lynch Investment Managers for      o Over 13 years of investment industry experience.
   the international equity portion of a global balanced        o Head of global portfolio selection team for Pacific
   portfolio (1996-2001).                                         Basin Equity: New York.
 o Director, International Research at PCM  International       o BS, Boston College.
   (1989-1996).
 o Associate manager, structured debt and equity group
   at Prudential Capital Corporation (1988-1989).
 o Analyst at Prudential-Bache Capital Funding in London
   (1987-1988).
 o Equity analyst in the healthcare sector at Prudential
   Equity Management Associates (1985-1987).
 o BS, University of Minnesota -- Carlson School of
   Management.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Opportunities VIP-- Class B

Years Ended December 31,                                                    2005     2004     2003      2002     2001
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.62   $10.25   $ 6.89    $ 8.62   $11.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^a                                            .03     (.01)     .00^b    (.02)    (.02)
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions       2.24     2.38     3.36     (1.71)   (2.86)
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                         2.27     2.37     3.36     (1.73)   (2.88)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                    (.05)      --       --        --       --
---------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                               --       --       --        --     (.19)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                      (.05)      --       --        --     (.19)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.84   $12.62   $10.25    $ 6.89   $ 8.62
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           18.06^d  23.12^d  48.77    (20.07)  (24.96)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        33       24       13         4        7
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.54     1.52     1.43      1.44     1.48^c
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.24     1.39     1.43      1.44     1.47^c
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .25    (.12)      .03      (.28)    (.25)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   30       24       41        47       56
---------------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Amount is less than $.005.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.47% and 1.47%, respectively.

^d    Total return would have been less had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                              Fee Paid
--------------------------------------------------------------------------------
DWS Global Opportunities VIP                0.975%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Class B Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the fund's distributor.

DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of the portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I, on behalf of the portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolio attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov






                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                   MAY 1, 2006







                                   PROSPECTUS






                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                              DWS International VIP
                       (formerly International Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.
Table of Contents



                             ONE GLOBAL FORCE. ONE FOCUS. YOU.[DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

How the Portfolio Works          Your Investment in the Portfolio

  3   DWS International VIP       12   Buying and Selling Shares

  8   Other Policies and Risks    14   How the Portfolio Calculates Share Price

  8   The Investment Advisor      14   Distributions

                                  14   Taxes


How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS International VIP

(formerly International Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses the following analytical discipline:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The portfolio may lend its investment securities in an amount up to 33 1 /3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   14.50        8.79      18.28       54.13      -21.89     -30.81     -18.62      27.52      16.24       15.71
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                Worst Quarter: -18.82%, Q3 2002

2006 Total Return as of March 31: 10.63%



Average Annual Total Returns (%) as of 12/31/2005

                               1 Year             5 Years            10 Years
--------------------------------------------------------------------------------
Class B                         15.71              -0.69              5.53
--------------------------------------------------------------------------------
Index                           13.54              4.55               5.84
--------------------------------------------------------------------------------

Index: The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.

Total returns for the fiscal periods ended 2004 and 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.86%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        0.25
--------------------------------------------------------------------------------
Other Expenses                                                          0.30
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                                  1.41
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS International VIP to 1.37%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS International VIP to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year       3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class B Shares               $144          $446          $771          $1,691
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management
and Manager of the portfolio.
 o Joined Deutsche Asset Management
   in 1995 and the portfolio in 2004.
 o Portfolio manager for EAFE
   Equities and Global Equities.
 o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International VIP -- Class B

Years Ended December 31,                                                    2005     2004     2003      2002     2001
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.48   $ 8.24   $ 6.50    $ 8.03   $14.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^a                                            .12      .06      .07       .04      .05
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions       1.35     1.27     1.71     (1.53)   (3.94)
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                         1.47     1.33     1.78     (1.49)   (3.89)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                    (.13)    (.09)    (.04)     (.04)    (.02)
---------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                               --       --       --        --   (2.25)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                      (.13)    (.09)    (.04)     (.04)   (2.27)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.82    $ 9.48  $ 8.24    $ 6.50   $ 8.03
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           15.71^c  16.24^c  27.52    (18.62)  (30.81)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        40       35       24         8        3
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.41     1.38     1.32      1.28     1.26^b
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.37     1.35     1.32      1.28     1.25^b
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.24      .74     1.05       .48      .39
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   59       73      119       123      105
---------------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25%, respectively.

^c    Total return would have been lower had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                              Fee Paid
--------------------------------------------------------------------------------
DWS International VIP                       0.858%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Class B Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the fund's distributor.

DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of the portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I, on behalf of the portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolio attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov


                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

(05/01/06) 1b-int

                                   MAY 1, 2006






                                   PROSPECTUS






                              DWS VARIABLE SERIES I
                      (formerly Scudder Variable Series I)





                                 CLASS B SHARES







--------------------------------------------------------------------------------

                               DWS Health Care VIP
                      (formerly Health Sciences Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise. Table of Contents


                            ONE GLOBAL FORCE. ONE FOCUS. YOU.[DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

How the Portfolio Works         Your Investment in the Portfolio

  3   DWS Health Care VIP        13   Buying and Selling Shares

  9   Other Policies and Risks   15   How the Portfolio Calculates Share Price

  9   The Investment Advisor     15   Distributions

                                 15   Taxes


How the Portfolio Works


The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down and you could lose money by investing in the portfolio.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Health Care VIP

(formerly Health Sciences Portfolio)

The Portfolio's Main Investment Strategy

Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

The portfolio may lend its investment securities in an amount up to 33 1 /3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform -- in this case, health care stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Concentration Risk. The fact that the portfolio concentrates its investments in the industries of the health care sector increases stock market risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of the industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

This portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is July 1, 2002. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                       -23.21      33.21       9.17       8.06
--------------------------------------------------------------------------------
                                        2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.98%, Q2 2003                Worst Quarter: -15.67%, Q2 2002

2006 Total Return as of March 31:  3.42%

Average Annual Total Returns (%) as of 12/31/2005

                                          1 Year               Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B                      8.06                     5.48
--------------------------------------------------------------------------------
Index 1                                   4.91                     1.70
--------------------------------------------------------------------------------
Index 2                                  12.12                     3.75
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*    Portfolio inception: May 1, 2001. Index comparisons begin
     April 30, 2001.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        0.25
--------------------------------------------------------------------------------
Other Expenses                                                          0.27
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                                  1.27
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS Health Care VIP to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Health Care VIP to 1.535%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example              1 Year       3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
Class B Shares        $129          $403          $697            $1,534
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

James Fenger                              Leefin Lai, CFA, CPA                    Thomas Bucher, CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset     Managing Director of Deutsche Asset
Management and Lead Portfolio Manager     Management and Portfolio Manager of     Management and Consultant to the
of the portfolio.                         the portfolio.                          portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
   in 1983 and the portfolio in 2001.        in 2001 and the portfolio in            in 1995 and the portfolio in
 o Over 22 years of investment               2001, previously serving as an          2002, previously serving as
   industry experience.                      analyst for Salomon Smith Barney        analyst for European Chemical,
 o BA, MBA, University of Wisconsin.         and Paine Webber and as Vice            Oil, Steel and Engineering
                                             President/analyst for Citigroup         sectors and analyst/portfolio
                                             Global Asset Management and             manager for Eastern European
                                             Scudder Kemper Investments.             equity, after one year of
                                           o Over 14 years of investment             experience as a trainee for
                                             industry experience.                    Deutsche Bank.
                                           o BS, MBA, University of Illinois.      o Head of global equity research
                                                                                     team for health care sector and
                                                                                     portfolio manager for European
                                                                                     Equity: Frankfurt.
                                                                                   o MA, University of Tuegingen,
                                                                                     Germany.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Health Care VIP -- Class B

Years Ended December 31,                                                               2005    2004      2003     2002^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $11.91  $10.91    $ 8.19   $ 8.09
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                                      (.07)   (.08)     (.07)    (.04)
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions                  1.03    1.08      2.79      .14
---------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                     .96    1.00      2.72      .10
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $12.87  $11.91    $10.91   $ 8.19
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                       8.06    9.17     33.21     1.24**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   23      20        11       .3
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                  1.27    1.27      1.26     1.16*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                              (.57)   (.68)     (.63)    (.92)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                              43      77        64       53
---------------------------------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its objective.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets.

Portfolio Name                              Fee Paid
--------------------------------------------------------------------------------
DWS Health Care VIP                         0.750%
--------------------------------------------------------------------------------

The portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustee's approval of the portfolio's investment management agreement (see "Shareholder reports" on the back cover).

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The portfolio offers two classes of shares. The information in this prospectus applies to Class B shares of the portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Technically, the shareholders of DWS Variable Series I (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o to the extent that the portfolio invests in foreign securities -- the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If the portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of the portfolio's share.

The discussion above is generally based on the assumption that shares of the portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Class B Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the fund's distributor.

DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of the portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I, on behalf of the portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolio attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov







                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
--------------------------------------------------------------------------------

                                   MAY 1, 2006








                                   PROSPECTUS







                                 CLASS B SHARES






----------------------------------------------------------------------------------------------------

DWS VARIABLE SERIES I                           DWS INVESTMENTS VIT FUNDS
(formerly Scudder Variable Series I)            (formerly Scudder Investments VIT Funds)

DWS Growth & Income VIP                         DWS RREEF Real Estate Securities VIP
(formerly Growth and Income Portfolio)          (formerly Scudder Real Estate Securities Portfolio)

DWS Capital Growth VIP                          DWS Equity 500 Index VIP -- Class B2
(formerly Capital Growth Portfolio)             (formerly Scudder VIT Equity 500 Index Fund)

DWS Global Opportunities VIP
(formerly Global Discovery Portfolio)

DWS International VIP
(formerly International Portfolio)

DWS Health Care VIP
(formerly Health Sciences Portfolio)


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU.[DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

Table of Contents

How the Portfolios Work                    Your Investment in the Portfolios

  3   DWS Growth & Income VIP               48   Buying and Selling Shares

  8   DWS Capital Growth VIP                49   How the Portfolios Calculate Share Price

 13   DWS Global Opportunities VIP          50   Distributions

 20   DWS International VIP                 50   Taxes

 15   DWS Health Care VIP

 31   DWS RREEF Real Estate Securities VIP

 37   DWS Equity 500 Index VIP

 43   Other Policies and Risks

 43   The Investment Advisor

 44   Portfolio Subadvisors

How the Portfolios Work


These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Growth & Income VIP

(formerly Growth and Income Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

The portfolio seeks to bring together the top US equity research recommendations of the advisor into a single investment portfolio. In managing the portfolio, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   21.86       30.15       6.95       5.48       -2.33      -11.56     -23.40      26.55       9.78       5.73
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997                Worst Quarter: -16.88%, Q3 2002

2006 Total Return as of March 31:  2.89%


Average Annual Total Returns (%) as of 12/31/2005

                                    1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B                 5.73         -0.10         5.69
--------------------------------------------------------------------------------
Index                                4.91          0.54          9.07
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for the period ended 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses                                                         0.24
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.96
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement*                                     0.07
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                         0.89
--------------------------------------------------------------------------------

* Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Growth & Income VIP to 0.89%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year      3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
Class B Shares           $91         $292          $517            $1,165
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Theresa Gusman                            Sal Bruno                                Gregory Y. Sivin, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset Management    Director of Deutsche Asset Management
Management and Lead Portfolio Manager     and Portfolio Manager of the             and Portfolio Manager of the
of the portfolio.                         portfolio.                               portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
   in 1995 and the portfolio in 2005.        in 1991 and the portfolio in 2005.       in 2000 and the portfolio in 2005.
 o Head of Americas Large Cap Core         o Portfolio Manager for Americas         o Portfolio Manager for Americas
   Equity Team and Global Commodities        Large Cap Core Equity: New York.         Large Cap Core Equity: New York.
   Team: New York.                         o BS, Cornell University; MBA,           o BS, State University of New York
 o Over 22 years of investment               New York University, Stern School        -- Stony Brook.
   industry experience.                      of Business.
 o BA, State University of New York --
   Stony Brook.












The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth & Income VIP-- Class B

Years Ended December 31,                                                 2005     2004     2003      2002     2001
----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.25   $ 8.47   $ 6.75    $ 8.87   $10.35
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^a                                         .07      .09      .05       .05      .06
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions     .45      .73     1.73     (2.12)   (1.23)
----------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       .52      .82     1.78     (2.07)   (1.17)
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                 (.09)    (.04)    (.06)     (.05)    (.09)
----------------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                            --       --       --        --     (.22)
----------------------------------------------------------------------------------------------------------------------
   Total distributions                                                   (.09)    (.04)    (.06)     (.05)    (.31)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.68   $ 9.25   $ 8.47    $ 6.75   $ 8.87
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         5.73^c   9.78    26.55    (23.40)  (11.56)
----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     47       33       18         7       10
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .95      .89      .85       .82      .82^b
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .89      .89      .85       .82      .81^b
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .75     1.04      .65       .67      .69
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               115       33       37        66       67
----------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

^c    Total return would have been less had certain expenses not been reduced.

DWS Capital Growth VIP

(formerly Capital Growth Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500(C) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000(R) Growth Index (as of February 28, 2006, the S&P 500 Index and the Russell 1000(R) Growth Index had median market capitalizations of $11.57 billion and $5.44 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these Indexes.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions or potential to become leaders within their markets. The managers also analyze each company's valuation, financial position and other factors.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   19.83       35.45      22.94       34.88      -10.13     -19.64     -29.37      26.51       7.56       8.51
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 25.75%, Q4 1998                Worst Quarter: -20.09%, Q3 2001

2006 Total Return as of March 31:  2.91%



Average Annual Total Returns (%) as of 12/31/2005

                                1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            8.51           -3.47          7.32
--------------------------------------------------------------------------------
Index 1                         4.91            0.54          9.07
--------------------------------------------------------------------------------
Index 2                         5.26          --3.58          6.73
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Total returns for the period ended 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.25
--------------------------------------------------------------------------------
Other Expenses                                                       0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.89
--------------------------------------------------------------------------------
Less Expense Waiver/ Reimbursements*                                 0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                       0.86
--------------------------------------------------------------------------------

* Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Capital Growth VIP to 0.86%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year       3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B Shares               $88          $278          $487           $1,090
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Julie M. Van Cleave, CFA                  Jack A. Zehner                           Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset Management    Director of Deutsche Asset Management
Management and Lead Portfolio Manager     and Portfolio Manager of the             and Portfolio Manager of
of the portfolio.                         portfolio.                               the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
   and the portfolio in 2002.                and the portfolio in 2002.               and the portfolio in 2002.
 o Head of Large Cap Growth Portfolio      o Previous experience includes           o Previous experience includes
   Selection Team.                           eight years' investment industry         15 years' investment industry
 o Previous experience includes 18           experience at Mason Street               experience, most recently as
   years' investment industry                Advisors where he served most            Director -- Common Stock at Mason
   experience at Mason Street                recently as Director -- Common           Street Advisors.
   Advisors, most recently serving as        Stock.                                 o BBA, University of Wisconsin --
   Managing Director and team leader       o BBA, University of Wisconsin --          Madison; MBA, University of
   for the large cap investment team.        Madison; MBA, Marquette                  Chicago.
 o BBA, MBA, University of Wisconsin         University.
   -- Madison.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Capital Growth VIP -- Class B

Years Ended December 31,                                                 2005     2004     2003      2002     2001
----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $15.59   $14.52   $11.49    $16.29   $23.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^a                                         .04      .09      .03       .02      .00^b
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions    1.28     1.01     3.02     (4.81)   (4.21)
----------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                      1.32     1.10     3.05     (4.79)   (4.21)
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                 (.10)    (.03)    (.02)     (.01)    (.03)
----------------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                            --       --       --        --    (2.47)
----------------------------------------------------------------------------------------------------------------------
   Total distributions                                                   (.10)    (.03)    (.02)     (.01)   (2.50)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $16.81   $15.59   $14.52    $11.49   $16.29
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        8.51^d    7.56    26.51    (29.37)  (19.64)
----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     73       23       15       .89      .71
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .89      .88      .87       .76      .77^c
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .86      .88      .87       .76      .75^c
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .24      .60      .25       .13      .02
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                17       15       13        25       33
----------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Amount is less than $.005.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.

^d    Total return would have been less had certain expenses not been reduced.

DWS Global Opportunities VIP

(formerly Global Discovery Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2005, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization level.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that they believe are likely to benefit from social, political and economic changes.

The managers may focus on the securities of particular issuers, industries, countries or regions at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its exposure to a given country.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

o  growth stocks may be out of favor for certain periods

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               12.10      16.18       65.63      -5.42      -24.96     -20.07      48.77      23.12       18.06
-------------------------------------------------------------------------------------------------------------------
                1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 40.87%, Q4 1999                Worst Quarter: -21.44%, Q3 2001

2006 Total Return as of March 31: 11.86%



Average Annual Total Returns (%) as of 12/31/2005

                                1 Year         5 Years     Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B            18.06            5.34          11.18
--------------------------------------------------------------------------------
Index                           15.43           11.39           9.48
--------------------------------------------------------------------------------

Index: S&P/Citigroup World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries.

*  Portfolio inception: May 1, 1996. Index comparison begins April 30, 1996.

Total returns from inception through 1998 and for the fiscal periods ended 2004 and 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.98%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    0.25
--------------------------------------------------------------------------------
Other Expenses                                                      0.31
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                              1.54
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS Global Opportunities VIP to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Global Opportunities VIP to 1.497%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year       3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class B Shares            $157          $486           $839           $1,835
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA                                             Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Lead        Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.                            Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 2001 and the             o Joined Deutsche Asset Management in 1993 and the
   portfolio in 2002.                                             portfolio in 2003.
 o Senior analyst at Merrill Lynch Investment Managers for      o Over 13 years of investment industry experience.
   the international equity portion of a global balanced        o Head of global portfolio selection team for Pacific
   portfolio (1996-2001).                                         Basin Equity: New York.
 o Director, International Research at PCM  International       o BS, Boston College.
   (1989-1996).
 o Associate manager, structured debt and equity group
   at Prudential Capital Corporation (1988-1989).
 o Analyst at Prudential-Bache Capital Funding in London
   (1987-1988).
 o Equity analyst in the healthcare sector at Prudential
   Equity Management Associates (1985-1987).
 o BS, University of Minnesota -- Carlson School of
   Management.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Opportunities VIP -- Class B

Years Ended December 31,                                                2005     2004     2003      2002     2001
---------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $12.62   $10.25   $ 6.89    $ 8.62   $11.69
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^a                                        .03     (.01)     .00^b    (.02)    (.02)
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions   2.24     2.38     3.36     (1.71)   (2.86)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                     2.27     2.37     3.36     (1.73)   (2.88)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                (.05)      --       --        --       --
---------------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                           --       --       --        --     (.19)
---------------------------------------------------------------------------------------------------------------------
   Total distributions                                                  (.05)      --       --        --     (.19)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $14.84   $12.62   $10.25    $ 6.89   $ 8.62
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       18.06^d  23.12^d  48.77    (20.07)  (24.96)
---------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    33       24       13         4        7
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.54     1.52     1.43      1.44     1.48^c
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.24     1.39     1.43      1.44     1.47^c
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                .25     (.12)     .03      (.28)    (.25)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               30       24       41        47       56
---------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Amount is less than $.005.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.47% and 1.47%, respectively.

^d    Total return would have been less had certain expenses not been reduced.

DWS International VIP

(formerly International Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses the following analytical discipline:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   14.50        8.79      18.28       54.13      -21.89     -30.81     -18.62      27.52      16.24       15.71
-------------------------------------------------------------------------------------------------------------------
    1996        1997       1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                Worst Quarter: -18.82%, Q3 2002

2006 Total Return as of March 31: 10.63%



Average Annual Total Returns (%) as of 12/31/2005

                       1 Year       5 Years           10 Years
--------------------------------------------------------------------------------
Class B                15.71         -0.69             5.53
--------------------------------------------------------------------------------
Index                  13.54          4.55             5.84
--------------------------------------------------------------------------------

Index: *The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.

Total returns for the fiscal periods ended 2004 and 2005 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                    0.86%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  0.25
--------------------------------------------------------------------------------
Other Expenses                                                    0.30
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                            1.41
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS International VIP to 1.37%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS International VIP to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year       3 Years        5 Years           10 Years
--------------------------------------------------------------------------------
Class B Shares            $144          $446          $771              $1,691
--------------------------------------------------------------------------------

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Matthias Knerr, CFA
  Director, Deutsche Asset Management
  and Manager of the portfolio.
   o Joined Deutsche Asset Management
     in 1995 and the portfolio in 2004.
   o Portfolio manager for EAFE
     Equities and Global Equities.
   o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International VIP -- Class B

Years Ended December 31,                                                2005     2004     2003      2002     2001
---------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 9.48   $ 8.24   $ 6.50    $ 8.03   $14.19
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^a                                        .12      .06      .07       .04      .05
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions   1.35     1.27     1.71     (1.53)   (3.94)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                     1.47     1.33     1.78     (1.49)   (3.89)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                (.13)    (.09)    (.04)     (.04)    (.02)
---------------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                           --       --       --        --    (2.25)
---------------------------------------------------------------------------------------------------------------------
   Total distributions                                                  (.13)    (.09)    (.04)     (.04)   (2.27)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.82   $ 9.48   $ 8.24    $ 6.50   $ 8.03
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       15.71^c  16.24^c  27.52    (18.62)  (30.81)
---------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    40       35       24         8        3
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.41     1.38     1.32      1.28     1.26^b
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.37     1.35     1.32      1.28     1.25^b
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               1.24      .74     1.05       .48      .39
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               59       73      119       123      105
---------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25%, respectively.

^c    Total return would have been lower had certain expenses not been reduced.

DWS Health Care VIP

(formerly Health Sciences Portfolio)

The Portfolio's Main Investment Strategy

Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform -- in this case, health care stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Concentration Risk. The fact that the portfolio concentrates its investments in the industries of the health care sector increases stock market risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of the industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

This portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is July 1, 2002. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                     -23.21      33.21       9.17       8.06
--------------------------------------------------------------------------------
                                      2002        2003       2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.98%, Q2 2003                Worst Quarter: -15.67%, Q2 2002

2006 Total Return as of March 31:  3.42%


Average Annual Total Returns (%) as of 12/31/2005

                                         1 Year        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B                      8.06              5.48
--------------------------------------------------------------------------------
Index 1                                   4.91              1.70
--------------------------------------------------------------------------------
Index 2                                  12.12              3.75
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*    Portfolio inception: May 1, 2001. Index comparisons begin
     April 30, 2001.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses                                                            0.27
--------------------------------------------------------------------------------
Total Annual Operating Expenses(1),(2)                                    1.27
--------------------------------------------------------------------------------

(1) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS Health Care VIP to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(2) Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Health Care VIP to 1.535%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Class B Shares          $129          $403         $697         $1,534
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

James Fenger                              Leefin Lai, CFA, CPA                    Thomas Bucher, CFA
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset     Managing Director of Deutsche Asset
Management and Lead Portfolio Manager     Management and Portfolio Manager of     Management and Consultant to the
of the portfolio.                         the portfolio.                          portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
   in 1983 and the portfolio in 2001.        in 2001 and the portfolio in            in 1995 and the portfolio in
 o Over 22 years of investment               2001, previously serving as an          2002, previously serving as
   industry experience.                      analyst for Salomon Smith Barney        analyst for European Chemical,
 o BA, MBA, University of Wisconsin.         and Paine Webber and as Vice            Oil, Steel and Engineering
                                             President/analyst for Citigroup         sectors and analyst/portfolio
                                             Global Asset Management and             manager for Eastern European
                                             Scudder Kemper Investments.             equity, after one year of
                                           o Over 14 years of investment             experience as a trainee for
                                             industry experience.                    Deutsche Bank.
                                           o BS, MBA, University of Illinois.      o Head of global equity research
                                                                                     team for health care sector and
                                                                                     portfolio manager for European
                                                                                     Equity: Frankfurt.
                                                                                   o MA, University of Tuegingen,
                                                                                     Germany.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Health Care VIP -- Class B

Years Ended December 31,                                                2005     2004     2003     2002^a
-------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $11.91   $10.91   $ 8.19   $ 8.09
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                       (.07)    (.08)    (.07)    (.04)
-------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions    1.03    1.08     2.79      .14
-------------------------------------------------------------------------------------------------------------
   Total from investment operations                                      .96     1.00     2.72      .10
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $12.87   $11.91   $10.91   $ 8.19
-------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        8.06     9.17    33.21     1.24**
-------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    23       20       11       .3
-------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                   1.27     1.27     1.26     1.16*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.57)    (.68)    (.63)   (.92)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               43       77       64       53
-------------------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

DWS RREEF Real Estate Securities VIP

(formerly Scudder Real Estate Securities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio's investment objectives are long-term capital appreciation and current income.

The portfolio invests primarily in real estate securities. Under normal circumstances, the portfolio intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), invested in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

The portfolio managers look for real estate securities they believe will provide superior returns to the portfolio over the long term, and attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, the portfolio managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the portfolio managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of this analysis is to determine which of the issuers the portfolio managers believe will be the most profitable to the portfolio over the long term. The portfolio managers also consider the performance and outlook of the real estate securities markets in general when making investment decisions. The portfolio managers do not attempt to time the market.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The portfolio managers may choose to sell a security for a variety of reasons, but typically the portfolio managers will sell if they believe that one or more of the following is true:

o  a security is not fulfilling its investment purpose;

o  a security has reached its optimum valuation; or

o  a particular company or general economic conditions have changed.

Based on its recent purchases, the portfolio managers expect the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

The investment objectives and all other investment policies of the portfolio are not fundamental and may be changed without shareholder approval.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objectives without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other investments

The portfolio's equity investments are mainly common stocks but may also include other types of equities such as preferred stocks or convertible securities.

When the portfolio managers believe that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, equity securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a non-fundamental investment policy that it cannot use derivatives as leveraged investments that magnify the gains or losses of an investment. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested. Non-fundamental policies may be changed by the Portfolio's Board of Trustees without shareholder approval.

As a temporary defensive measure, the portfolio managers could shift up to 100% of assets into investments such as money market securities and investment grade income producing debt securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the Portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the Portfolio may not be able to get attractive prices for them.

Concentrated Portfolio Risk. The portfolio concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

   -  declines in property values;

   - increases in property taxes, operating expenses, interest rates or competition;

   -  overbuilding;

   -  zoning changes; and

   -  losses from casualty or condemnation.

In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Non-Diversification Risk. The portfolio is classified as a "non-diversified" investment company, which means that the Portfolio may invest in the securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio's investment portfolio will decline in value.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio underestimates its price, you may not receive the full market value for your shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Other factors that could affect performance include:

o the portfolio managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o the market value of the individual securities the portfolio owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

The portfolio is designed for investors interested in an investment that seeks long-term capital appreciation and current income through investment in real estate securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:
                                                       30.73       11.31
--------------------------------------------------------------------------------
                                                        2004       2005
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.92%, Q4 2004                Worst Quarter: -6.81%, Q1 2005

2006 Total Return as of March 31:  14.23%

Average Annual Total Returns (%) as of 12/31/2005

                                          1 Year           Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B Shares               11.31                25.49
--------------------------------------------------------------------------------
Index                                     12.13                27.53
--------------------------------------------------------------------------------

Index: The MSCI US REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.

* Inception 5/1/2003. Index comparisons begin on 4/30/2003.

Total returns from inception through 2005 would have been lower if operating expenses hadn't been reduced.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract, or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.90%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                           0.25
--------------------------------------------------------------------------------
Other Expenses(1)                                                  0.68
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2),(3),(4)                         1.83
--------------------------------------------------------------------------------

(1) Includes expenses of compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the portfolio. Record keeping fees can be charged up to 0.15%.

(2) Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the portfolio's operating expenses at 1.50% for Class B shares of DWS RREEF Real Estate Securities VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.

(3) In addition, from June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's operating expense at 1.499% for Class B shares of DWS RREEF Real Estate Securities VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.

(4) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                1 Year      3 Years     5 Years          10 Years
--------------------------------------------------------------------------------
Class B Shares          $186         $576        $990            $2,148
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio.

John F. Robertson, CFA                                      John W. Vojticek
Partner of RREEF and Lead Manager of the portfolio.         Partner of RREEF and Manager of the portfolio.
 o Joined RREEF in 1997, Deutsche Asset Management,          o Joined RREEF, Deutsche Asset Management, Inc. and
   Inc. in 2002 and the Portfolio in 2003.                     the Portfolio in September 2004.
 o Prior to that, Assistant Vice President of Lincoln        o Prior to that, Principal at KG Redding and Associates,
   Investment Management responsible for REIT research.        March 2004-September 2004.
 o Over 15 years of investment industry experience.          o Prior to that, Managing Director of RREEF from
 o MBA, Indiana University.                                    1996-March 2004 and Deutsche Asset Management, Inc.
                                                               from 2002-March 2004.
Jerry W. Ehlinger, CFA                                       o Ten years of investment industry experience.
Managing Director of RREEF and Manager of the portfolio.
 o Joined RREEF, Deutsche Asset Management, Inc. and        Asad Kazim
   the Portfolio in 2004.                                   Vice President of RREEF and Manager of the portfolio.
 o Prior to that, Senior Vice President at Heitman Real      o Joined RREEF and Deutsche Asset Management, Inc.
   Estate Investment Management from 2000-2004.                in 2002 and the portfolio in 2005.
 o Prior to that, Senior Research Associate at Morgan        o Prior to that, Financial Analyst at Clarion CRA
   Stanley Asset Management from 1995-2000.                    Securities from 2000-2002.
 o Over 10 years of investment industry experience.          o Over six years of investment industry experience.
 o MS, University of Wisconsin -- Madison.                   o BS, The College of New Jersey.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure, and information regarding other accounts they manage.

Financial Highlights

The table below is designed to help you understand the portfolio's financial performance in recent years. The figures in the first part of the table are for a single Class B share of the portfolio. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS RREEF Real Estate Securities VIP -- Class B

Years Ended December 31                                                   2005      2004    2003^a
----------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $16.31    $12.59  $10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                          .25       .27     .24
----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions     1.60      3.56    2.35
----------------------------------------------------------------------------------------------------
   Total from investment operations                                       1.85      3.83    2.59
----------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                                  (.40)     (.09)     --
----------------------------------------------------------------------------------------------------
   Net realized gain on investment transactions                          (1.17)     (.02)     --
----------------------------------------------------------------------------------------------------
   Total distributions                                                   (1.57)     (.11)     --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $16.59    $16.31  $12.59
----------------------------------------------------------------------------------------------------
Total Return (%)^c                                                       11.31     30.73   25.90**
----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      34        31      10
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           1.71      1.67    2.61*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            1.46      1.50    1.50*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 1.43      1.99    3.07*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 70        84      10*
----------------------------------------------------------------------------------------------------

^a For the period May 1, 2003 (commencement of sales of Class B shares) to December 31, 2003.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

DWS Equity 500 Index VIP

(formerly Scudder VIT Equity 500 Index Fund)

The Portfolio's Main Investment Strategy

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poors 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective. The portfolio's objective is not a fundamental policy. The portfolio must notify shareholders before we change it, but is not required to seek their approval to do so.

Index investing versus active management

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains.

Strategy

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Principal investments

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

Investment process

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.

Information regarding the index

The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. fundAs with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund portfolio makes and the fund portfolio may not be able to get attractive prices for them.

Tracking Error Risk. fund's performance may not exactly replicate the S&P 500 Index exactly:There are several reasons that the portfolio's performance may not exactly replicate the S&P 500 Index exactly:

o Unlike the S&P 500 Index, the portfolio incurs administrative expenses and transaction costs in trading stocks.

o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" S&P 500 Index.

Index Fund Risk. fund invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

Futures and Options Risk. fundThe portfolio may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

o the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

o the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Pricing Risk. fundAt times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for fund shares when you buy the portfolio. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. fundAny loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio's Class B2 shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B2 shares is September 16, 2005, and therefore they do not have a full calendar year of performance available. In the bar chart and the table, the performance figures for Class B2 are based upon the historical performance of the fund's Class A shares adjusted to reflect the higher gross total annual operating expenses of Class B2. Class A shares are offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B2 shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          28.24       19.94      -9.57      -12.51     -22.60      27.68      10.18       4.23
-------------------------------------------------------------------------------------------------------------------
                           1998       1999        2000       2001       2002        2003       2004       2005
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.11%, Q4 1998           Worst Quarter: -17.32%, Q3 2002

2006 Total Return as of March 31: 4.05%


Average Annual Total Returns (%) as of 12/31/2005

                                    1 Year        5 Years     Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B2 Shares          4.23         -0.14            4.22
--------------------------------------------------------------------------------
S&P 500 Index                         4.91          0.54            5.00
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Portfolio inception: October 1, 1997. Index comparisons begin September 30, 1997.

Total returns would have been lower if operating expenses had not been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class B2
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management  Fee                                                     0.19%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                            0.25
--------------------------------------------------------------------------------
Other Expenses(1)                                                   0.22(3)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1),(2)                         0.66
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement(1),(2)                            0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses(1),(2)                                0.63
--------------------------------------------------------------------------------

(1) Effective September 19, 2005, the advisor contractually agreed to waive its fees and/or reimburse expenses of the portfolio, to the extent necessary to limit all expenses to 0.63% for Class B2 shares until April 30, 2009.

(2) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

(3)  Other expenses are based on estimated amounts for the current fiscal year.

Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of portfolio shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                 1 Year      3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Class B2 Shares           $64         $202         $358          $814
--------------------------------------------------------------------------------

The Portfolio Manager

Chad M. Rakvin, CFA, is a Vice President at Northern Trust Investments, NA ("NTI"). Chad is a Team Leader -- Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure, and information regarding other accounts he manages.

Financial Highlights

The table below is designed to help you understand the portfolio's financial performance in recent years. The figures in the first part of the table are for a single Class B2 share of the portfolio. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on back cover).

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Equity 500 Index VIP -- Class B2


Years Ended December 31,                                                2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $12.94
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                                        .05
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment transactions    .10
--------------------------------------------------------------------------------
   Total from investment operations                                      .15
--------------------------------------------------------------------------------
Net asset value, end of period                                        $13.09
--------------------------------------------------------------------------------
Total Return (%)                                                        1.16**^c
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    59
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          .66*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           .63*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               1.34*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               15
--------------------------------------------------------------------------------

^a For the period September 16, 2005 (commencement of operations) to December 31, 2005.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that any portfolio will achieve its objective.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.


The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc. ("DeAM" or the "advisor"), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each DWS Variable Series I portfolio. DeAM is the investment advisor for each DWS Investments VIT Funds portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                              Fee Paid
--------------------------------------------------------------------------------
DWS Growth & Income VIP*                    0.450%
--------------------------------------------------------------------------------
DWS Capital Growth VIP*                     0.454%
--------------------------------------------------------------------------------
DWS Global Opportunities VIP                0.975%
--------------------------------------------------------------------------------
DWS International VIP                       0.858%
--------------------------------------------------------------------------------
DWS Health Care VIP                         0.750%
--------------------------------------------------------------------------------
DWS RREEF Real Estate Securities VIP*       0.650%
--------------------------------------------------------------------------------
DWS Equity 500 Index VIP                    0.190%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Each portfolio's shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement and as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

Portfolio Subadvisors

Subadvisor for DWS RREEF Real Estate Securities VIP

RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the portfolio. DeAM, Inc. pays a fee to RREEF for acting as subadvisor to the portfolio.

RREEF makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. RREEF is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

Subadvisor for DWS Equity 500 Index VIP

Northern Trust Investments, N.A. ("NTI"), the investment advisor for the portfolio, is located at 50 South LaSalle Street, Chicago, IL 60675. NTI is an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

Each portfolio, except DWS Equity 500 Index VIP, offers two classes of shares. The information in this prospectus applies to Class B shares of each portfolio and the B2 shares of DWS Equity 500 Index VIP. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Class B2 shares of DWS Equity 500 Index VIP are offered at net asset value and are subject to a 12b-1 fee and to a subrecordkeeping fee of up to 0.15%.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio's policies as described in this prospectus and approved by the Board.

The portfolios' policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o for portfolios that invest some portion in foreign securities only -- each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios' Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, each portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Class B Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the funds' distributor.

DWS Variable Series I and DWS Investments VIT Funds have each adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I and DWS Investments VIT Funds, on behalf of each applicable portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

Class B2 Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the funds' distributor.

DWS Investments VIT Funds has adopted a 12b-1 plan for Class B2 shares of DWS Equity 500 Index VIP. Under this plan, the portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B2 shares of the portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Investments VIT Funds, on behalf of the portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio's Class B2 shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B2 shares of the portfolio attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B2 shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B2 shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

                                   This page
                                  Intentionally
                                   left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios' SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.


DWS Scudder Distributors, Inc.               SEC

222 South Riverside Plaza                    100 F Street, N.E.
Chicago, IL 60606-5808                       Washington, D.C. 20549-2001
(800) 778-1482                               (202) 551-5850

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
DWS Variable Series I                        811-4257
DWS Investments VIT Funds                    811-07507
--------------------------------------------------------------------------------

(05/01/06) 1b-C